UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-05498)

Exact name of registrant as specified in charter:   Putnam Master Intermediate Income Trust

Address of principal executive offices:  One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:                Beth S. Mazor, Vice President

                                                                        One Post Office Square

                                                                        Boston, Massachusetts 02109

                                                Copy to:            John W. Gerstmayr, Esq.

                                                                        Ropes & Gray LLP

                                                                        800 Boylston Street

                                                                        Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:         (617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Federal tax information	101

Shareholder meeting results	102

About the Trustees	103

Officers	105

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Working with these teams, the fund managers strive to build a diversified portfolio that carefully balances risk and return.

As different factors drive the performance of the various bond market sectors, the managers use the fund’s flexible strategy to seek opportunities for investors.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

D. William Kohli

What was the investment environment like during the fund’s fiscal year ended September 30, 2011?

The past 12 months consisted of two starkly different investment environments. From October to April, so-called “risk assets,” such as stocks, corporate bonds, and emerging-market debt, posted solid gains. In part, this rally was spurred by the Federal Reserve’s [the Fed’s] announcement in November of a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of Treasury bonds by the end of June 2011. Investors had widely anticipated the Fed’s announcement, and Treasury rates jumped higher in the fourth quarter of 2010 and early months of 2011 as investors reallocated to other asset classes.

In early summer, however, this upward trend stalled as investors tried to gauge the implications of the disasters in Japan and the subsequent supply-chain disruptions, as well as some weaker-than-expected economic data in the United States. A series of negative headlines followed, including the threat of political impasse surrounding attempts to raise the federal debt ceiling, Standard & Poor’s [S&P’s] downgrade of U.S. Treasury debt, and continued challenges in the European sovereign debt negotiations. The result was a significant sell-off in the third quarter of 2011, which was the worst for a range of risk assets since the financial crisis unraveled markets in 2008.

As you mentioned, Standard & Poor’s cut its AAA rating of U.S. Treasury debt in August, yet Treasuries were one of the better-performing sectors during the period. How did that affect the fund’s performance?

As has been the case for some time, the fund was positioned so that it was not dependent

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

on declining interest rates to drive returns. The S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating, and sparked a flight to what many believe remains the safest asset available: U.S. Treasuries. The fund had no direct exposure to Treasury bonds, and had low or negative duration — or interest-rate exposure — for most of the quarter, so the rally in Treasuries detracted from the fund’s relative performance. That said, we have not changed our view on how attractive Treasuries are. We believe the risk of higher interest rates far outweighs the potential benefits derived from owning Treasuries offering yields at or near historic lows.

What detracted from the fund’s performance relative to its benchmark?

The lack of exposure to Treasuries was one of the biggest detractors from relative performance. The fund’s positions in so-called “spread sectors” — those sectors that generally offer higher yields than U.S. Treasuries — produced flat to slightly negative returns over the trailing 12 months due entirely to the severity of the third-quarter downturn.

From a sector standpoint, our overweight position in high-yield bonds detracted from

Credit qualities are shown as a percentage of net assets as of 9/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

relative returns. Spreads — which reflect the difference in yields between a bond and a similarly dated Treasury — widened significantly for high-yield debt during the third quarter as investors reduced their risk exposure.

Our allocation to non-agency residential mortgage-backed securities [RMBS] and interest-only collateralized mortgage obligations [CMO IOs] also detracted. While both types of securities are derived from pools of mortgages, RMBS are generally sensitive to credit, or default, risks, while CMO IOs are more sensitive to changes in prepayment rates. Although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS, like high-yield bonds, sold off. Meanwhile, there was some speculation over the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Shortly after the end of the reporting period, the Federal Housing Finance Authority announced modifications to the existing Home Affordable Refinance Program (HARP) by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and our CMO IO position detracted from relative performance. I should note that in implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or

This table shows the fund’s top three individual holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/11. Short-term holdings and TBAs are excluded. Holdings will vary over time.

sensitivity to interest-rate changes — to isolate the prepayment risks associated with the securities, which we believed offered attractive return potential.

All three of these sectors — high yield, RMBS, and CMO IOs — remain significant allocations for the fund, and we believe fundamentally they continue to be quite attractive. Valuations on high-yield bonds are currently indicative of an imminent severe recession, a scenario we find unlikely. Default rates in high-yield bonds remain extremely low by historical measures and corporate earnings continued to show signs of strength, both of which are positive signals for the sector. In the RMBS space, the securities we hold in the fund generally are less sensitive to interest-rate changes and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling, and not necessarily reliant on an improving housing market. Even given an uptick in prepayments, from a fundamental point of view, IO cash flows remain extremely attractive in the context of what remain historically low prepayment rates and continued housing market weakness, and we remain optimistic on the longer-term potential for the sector.

How is the fund positioned in international markets?

With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to European sovereign debt within the portfolio. The bigger question, in our minds, is whether emerging markets can continue to perform in the face of a loss of investors’ risk appetites. While the long-term fundamental outlook for emerging markets remains attractive, developing debt markets — especially those of small and open economies — are highly sensitive to capital flows. Any acceleration in outflows could lead to losses in what has been one of the best-performing asset classes over the past decade. We continue to be highly selective in our positioning within emerging-market debt and currencies, and currently are maintaining a defensive stance.

We believe that over the next few months, recent rallies in more volatile currencies could reverse course, leading to a continued appreciation in the U.S. dollar, particularly versus

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

emerging Asian market currencies. Given the ongoing challenges facing developed Europe and recent moves to begin recapitalizing European banks, we have maintained an underweight position in the euro.

Throughout the period, we took tactical positions designed to benefit from a flattening yield curve. As a reminder, the yield curve is a graphical representation of how the yields of bonds of various maturities compare. Usually, bonds with longer maturities offer higher yields than short-term bonds. This is true today, but the difference between the short and the long end of the curve is greater than is typical. For more than two years, the Fed has kept the short end of the curve anchored around zero after it cut the benchmark for short-term interest rates, the federal funds rate, to a target of less than 0.25%. For comparison, for the first half of 2011, the yield on the 30-year U.S. Treasury bond was more than 4%. Although long-term rates declined slightly in 2011, short-term rates remained essentially unchanged, and our strategy produced mixed results, and we have recently reduced the size of our position. In implementing this strategy, we primarily used Treasury futures, as well as interest rate swaps and swaptions, which involve the transfer — or “swap” — of a fixed amount and a variable amount between two parties.

What is your outlook?

The prospect of a recession in Europe, in our view, now seems likely, while the chance of a recession in the United States is meaningfully higher than it was just three months ago. That said, we maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated, and we believe the prospects are good for already-lean corporations to surprise on the upside in the final months of the year.

Despite the macroeconomic challenges facing U.S. markets — including high unemployment, a stalled housing market, and below-average GDP growth — we believe the fundamentals across a range of fixed-income sectors remain attractive. We believe investors’ flight to quality has led to even more compelling valuations in a number of sectors, and we intend to tactically allocate to those areas we find most undervalued.

As I mentioned earlier, we continue to have limited exposure to interest-rate risk across our portfolios, although we have been cognizant of the possibility of heightened turbulence over the short term and have taken steps intended to reduce some of the fund’s price volatility, such as increasing our position in the U.S. dollar and reducing the magnitude of our underweight to duration. For longer-term shareholders, we believe that our active management strategy of allocating to sectors that offer what we believe are appealing combinations of risk and return potential should prove prudent should investors regain an appetite for risk and the extreme volatility of recent months subsides.

Thank you, Bill, for bringing us up to date on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s dividend rate was decreased three times during the annual period ended September 30, 2011. The per-share dividend declined from $0.053 to $0.043 effective November 2010, from $0.043 to $0.039 effective March 2011, and from $0.039 to $0.029 effective June 2011. The reductions were due to a decrease in yields from asset-backed and commercial mortgage-backed securities, an overall decrease in interest income resulting from the current low-interest-rate environment, and a decrease in interest income due to declining yields in the market place.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/11

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.10%	6.52%

10 years	93.33	97.63
Annual average	6.81	7.05

5 years	25.26	36.37
Annual average	4.61	6.40

3 years	31.75	35.92
Annual average	9.63	10.77

1 year	–0.91	–13.01

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/11

		Citigroup		Lipper Flexible
	Barclays Capital	Non-U.S. World	JPMorgan	Income Funds
	Government/Credit	Government	Global High	(closed-end)
	Bond Index	Bond Index	Yield Index	category average*

Annual average (life of fund)	7.37%	6.84%	—†	6.75%

10 years	74.73	115.32	141.47%	87.24
Annual average	5.74	7.97	9.22	6.46

5 years	37.12	45.41	42.70	29.66
Annual average	6.52	7.77	7.37	5.28

3 years	27.42	26.28	46.19	33.61
Annual average	8.41	8.09	13.50	10.10

1 year	5.14	4.14	2.55	0.97

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 5, 4, 4, 3, and 2 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions

Number	12

Income	$0.458000

Capital gains	—

Total	$0.458000

Share value	NAV	Market price

9/30/10	$5.83	$6.28

9/30/11	5.34	5.05

Current yield (end of period)

Current dividend rate*	6.52%	6.89%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 6, 5 and 5 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s investments in commercial and residential mortgage-backed securities, which exhibited significant volatility and underperformed during the economic downturn in 2008. The Trustees also considered that the fund’s relative performance over the one-year and three-year periods ended December 31, 2010 showed improvement, with the fund placing in the second and third quartiles, respectively, of its Lipper peer group. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses. The Trustees noted that one of your fund’s portfolio managers, Rob Bloemker, had left Putnam Management in March 2011, and considered that the remaining management team had significant long-term experience.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2011

The fund’s portfolio 9/30/11

CORPORATE BONDS AND NOTES (29.1%)*		Principal amount	Value

Basic materials (2.5%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$260,000	$210,600

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		177,000	160,185

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		27,000	17,550

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		270,000	279,113

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		185,000	182,225

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.347s, 2013 (Netherlands)		75,000	66,750

Dynacast International, LLC/Dynacast Finance, Inc. 144A notes
9 1/4s, 2019		60,000	56,250

Exopack Holding Corp. 144A sr. notes 10s, 2018		150,000	140,250

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		423,000	423,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		284,000	268,380

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		180,000	166,500

Grohe Holding GmbH 144A company guaranty sr. notes FRN
5.528s, 2017 (Germany)	EUR	313,000	378,689

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$205,000	150,163

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		160,000	132,000

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		287,000	274,803

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	197,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	238,000	221,326

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	288,800	373,761

Lyondell Chemical Co. sr. notes 11s, 2018		$935,000	1,009,800

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		439,000	473,023

Momentive Performance Materials, Inc. notes 9s, 2021		296,000	202,760

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		105,000	77,963

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		60,000	59,250

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		215,000	210,700

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		243,000	238,748

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	405,000	562,506

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$110,000	100,100

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	66,000

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021 ∆		$80,000	80,800

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Basic materials cont.
SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.785s, 2015 (Germany)	EUR	152,000	$193,807

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$115,000	110,400

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		143,000	152,295

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		321,000	337,050

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		25,000	25,563

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		269,000	267,655

Styrolution Group GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	100,000	99,132

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		$177,000	208,081

Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)		105,000	94,500

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		231,000	226,380

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		218,000	208,190

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		85,000	58,650

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		175,000	182,000

			8,943,898
Capital goods (1.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		199,000	199,498

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		95,000	96,900

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		104,000	97,760

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2017		35,000	32,900

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		81,000	84,240

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	140,000	174,796

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$298,000	312,155

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		200,000	168,000

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		97,000	82,450

Berry Plastics Corp. notes 9 3/4s, 2021		24,000	20,400

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		$147,000	148,470

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		140,000	140,000

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	64,879

Graham Packaging Co., LP/GPC Capital Corp. company
guaranty sr. unsec. notes 8 1/4s, 2017		$100,000	100,625

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		382,000	380,090

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		36,000	35,820

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		24,000	23,640

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		253,000	232,760

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Capital goods cont.
Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		$115,000	$115,575

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	229,000	306,624

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. notes 8 3/4s, 2016 (Luxembourg)	EUR	377,000	484,604

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		$130,000	120,900

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		100,000	85,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019		100,000	96,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019		100,000	88,000

Ryerson, Inc. company guaranty sr. notes 12s, 2015		334,000	334,000

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		150,000	150,750

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		140,000	135,800

Terex Corp. sr. unsec. sub. notes 8s, 2017		58,000	51,330

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017		323,000	316,540

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		117,000	121,680

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		290,000	295,075

Zinc Capital SA 144A sr. notes 8 7/8s, 2018 (Luxembourg)	EUR	110,000	113,790

			5,211,551
Communication services (3.7%)
AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021		$85,000	87,125

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		75,000	75,750

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		200,000	208,250

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	152,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		199,000	187,060

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		172,000	166,840

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		146,000	144,540

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		88,000	86,900

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		270,000	237,600

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		760,000	644,100

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		258,000	224,460

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		354,000	351,345

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Communication services cont.
Cricket Communications, Inc. company guaranty sr. unsub.
notes 7 3/4s, 2016		$480,000	$481,800

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		70,000	72,100

CSC Holdings LLC sr. notes 6 3/4s, 2012		81,000	82,418

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		60,000	64,725

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		326,000	306,440

EH Holding Corp. 144A sr. notes 6 1/2s, 2019		150,000	144,375

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021		301,000	289,713

Equinix, Inc. sr. unsec. notes 7s, 2021		130,000	129,350

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		753,000	724,763

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		365,000	365,913

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)		212,000	197,160

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		871,812	749,758

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		253,000	219,478

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		135,000	116,100

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	EUR	130,000	168,719

Kabel Deutchland GmbH 144A sr. notes 6 1/2s, 2018 (Germany)	EUR	105,000	140,344

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019		$40,000	35,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 1/4s, 2014		220,000	217,250

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		124,000	115,320

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		59,000	58,705

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		407,000	396,825

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		360,000	394,200

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		65,000	66,300

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		261,000	274,050

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		156,000	163,410

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	205,280

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		$181,000	181,000

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	81,000

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		105,000	110,250

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		180,000	188,550

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Communication services cont.
Sprint Nextel Corp. sr. notes 8 3/8s, 2017		$1,100,000	$1,023,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		117,000	100,620

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	100,000	124,899

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	293,000	380,864

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	218,000	291,313

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	361,000	480,805

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	50,000	81,968

Wind Acquisition Finance SA sr. notes Ser. REGS, 11 3/4s,
2017 (Netherlands)	EUR	130,000	144,052

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Netherlands)	EUR	325,000	368,263

Wind Acquisition Holding company guaranty sr. notes
Ser. REGS, 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	145,000	158,235

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		$60,000	60,450

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		247,000	250,088

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		109,000	105,185

			12,876,983
Conglomerates (0.1%)
SPX Corp. company guaranty sr. unsec. notes 6 7/8s, 2017		70,000	71,750

SPX Corp. sr. unsec. notes 7 5/8s, 2014		115,000	123,050

			194,800
Consumer cyclicals (5.3%)
Academy Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		25,000	23,250

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		20,000	15,400

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		407,000	313,390

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		250,000	195,000

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		170,000	153,850

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		238,000	230,265

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021		170,000	164,475

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		74,000	72,890

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s 2018		255,000	260,100

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015		75,000	50,625

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		71,000	45,085

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014		285,000	228,000

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		52,000	45,890

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020		$100,000	$102,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		75,000	72,750

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		180,000	171,000

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019		140,000	119,000

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		500,000	297,500

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		350,000	353,063

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 7.36s, 2015 (Netherlands)	EUR	275,000	276,374

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		$70,000	72,275

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		110,000	86,625

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		120,000	96,000

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021		305,000	235,613

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		40,000	37,800

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		286,063	259,602

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		135,000	100,238

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		99,000	51,233

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		453,000	463,193

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		155,000	155,775

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	307,000	385,178

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$235,000	197,988

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		117,000	125,775

DISH DBS Corp. company guaranty 6 5/8s, 2014		517,000	522,816

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		117,000	119,925

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		192,000	183,360

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		300,000	268,500

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		125,000	131,250

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		385,000	371,878

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		410,000	407,950

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		135,000	132,300

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		210,000	190,050

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		460,000	501,400

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		175,000	169,750

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		$434,000	$466,550

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		150,000	136,313

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		356,000	324,850

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	505,000	599,909

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$165,000	168,300

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	61,557

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$100,000	110,250

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		795,000	747,300

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		70,000	70,700

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		155,000	156,744

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		195,000	213,003

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		340,000	19,550

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		55,000	49,638

MGM Resorts International company guaranty sr. notes 9s, 2020		105,000	109,069

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		65,000	55,250

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		520,000	418,600

Navistar International Corp. sr. notes 8 1/4s, 2021		330,000	338,250

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		135,000	117,450

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		145,000	147,900

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021		155,000	124,775

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		115,000	106,375

Owens Corning company guaranty sr. unsec. notes 9s, 2019		542,000	639,560

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		50,000	53,000

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		160,000	158,400

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		100,000	100,500

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		100,000	102,750

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		55,000	55,413

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		320,000	308,000

Ply Gem Industries, Inc. company guaranty sr. notes
8 1/4s, 2018		30,000	24,450

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	380,000	522,204

QVC Inc. 144A sr. notes 7 1/2s, 2019		$120,000	127,800

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		$50,000	$37,750

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		140,000	131,950

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		152,000	124,260

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		140,000	137,200

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		75,000	70,688

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		140,000	147,700

Sears Holdings Corp. company guaranty 6 5/8s, 2018		139,000	114,675

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015		36,000	33,840

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		70,000	70,350

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		30,000	29,625

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		45,000	43,313

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		293,000	309,848

Travelport LLC company guaranty 11 7/8s, 2016		127,000	50,165

Travelport LLC company guaranty 9 7/8s, 2014		70,000	45,850

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		244,000	142,740

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	110,000	147,958

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$350,000	367,500

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		159,000	172,515

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	178,000

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(In default) † ‡‡ F		281,131	9,558

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		105,000	110,250

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		65,000	72,800

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		524,000	529,240

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		125,000	120,000

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		135,000	114,750

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		275,000	280,500

			18,683,816
Consumer staples (1.7%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	1,400,000	756,187

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		$88,274	2,825

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		105,000	103,950

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		$345,000	$332,925

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	189,520

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		166,000	158,530

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		95,000	84,075

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		140,000	100,800

Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017		23,000	24,150

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		111,000	116,550

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		257,000	269,850

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		118,000	111,215

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		115,000	114,138

Dole Food Co. 144A sr. notes 8s, 2016		87,000	88,958

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s,
2017 (United Kingdom)	EUR	424,000	412,736

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$165,000	165,000

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	100,000	111,970

Foodcorp (Pty), Ltd. 144A company guaranty sr. notes 8 3/4s,
2018 (South Africa)	EUR	100,000	113,349

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$5,000	5,000

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		65,000	62,075

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	156,000	204,977

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		$620,000	511,500

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		72,000	72,360

Libbey Glass, Inc. sr. notes 10s, 2015		49,000	51,328

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		215,000	219,300

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		315,000	300,825

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		321,000	253,590

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	57,338

Roadhouse Financing, Inc. notes 10 3/4s, 2017		115,000	106,663

Service Corporation International sr. notes 7s, 2019		80,000	80,800

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		385,000	410,025

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		185,000	178,988

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020		70,000	64,050

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		8,000	7,780

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		191,000	179,540

			6,022,867

CORPORATE BONDS AND NOTES (29.1%)* cont.	Principal amount		Value

Energy (5.5%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		$150,000	$139,875

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		159,000	148,665

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		283,000	308,797

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		164,000	183,979

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		305,000	292,800

Arch Coal, Inc. 144A company guaranty sr. unsec. notes
7s, 2019		200,000	190,000

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		221,000	220,448

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		65,000	45,256

Brigham Exploration Co. company guaranty sr. unsec. notes
6 7/8s, 2019		50,000	48,750

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018		286,000	306,020

Carrizo Oil & Gas, Inc. company guaranty sr. unsec notes
8 5/8s, 2018		347,000	340,060

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		140,000	140,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		398,000	386,060

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		495,000	558,113

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021		135,000	128,250

Complete Production Services, Inc. company guaranty 8s, 2016		388,000	388,000

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		225,000	218,250

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	169,472

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$125,000	131,563

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		710,000	741,950

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021		30,000	28,950

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		365,000	374,125

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		118,000	124,490

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		95,000	91,675

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		405,000	362,475

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		98,000	83,300

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019		150,000	138,750

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A company
guaranty sr. notes 7 1/8s, 2018		180,000	182,700

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Energy cont.
Gazprom OAO Via Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		$2,055,000	$2,420,379

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)		176,000	193,164

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)		230,000	255,680

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		195,000	188,175

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		455,000	461,825

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		340,000	334,900

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		211,000	192,010

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	98,000	152,433

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		$70,000	58,800

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		95,000	91,438

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019		188,000	197,400

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		200,000	201,584

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)		135,000	129,263

Milagro Oil & Gas 144A notes 10 1/2s, 2016		225,000	180,000

Nak Naftogaz Ukraine govt. guaranty unsec. notes 9 1/2s,
2014 (Ukraine)		275,000	262,039

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		348,000	349,740

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)		115,000	118,450

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)		50,000	51,500

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †		138,000	86,940

Peabody Energy Corp. company guaranty 7 3/8s, 2016		494,000	542,783

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020		19,000	19,974

Petrobras International Finance Co. company guaranty
sr. unsec. notes 7 7/8s, 2019 (Brazil)		440,000	506,000

Petrobras International Finance Co. company guaranty
sr. unsec. notes 5 3/8s, 2021 (Brazil)		625,000	631,875

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014		95,000	106,638

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		1,665,000	936,563

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)		395,000	269,094

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)		920,000	560,657

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		160,000	105,200

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)		225,000	200,250

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)		$175,000	$183,750

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		545,000	644,463

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018		240,000	256,800

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		70,000	72,100

Plains Exploration & Production Co. company guaranty 7s, 2017		85,000	85,000

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 10s, 2016		270,000	292,950

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		425,000	482,375

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		150,000	159,750

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		124,000	126,480

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021		40,000	36,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		578,000	543,320

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019		85,000	84,575

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		60,000	59,766

			19,305,656
Financials (4.5%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		135,000	119,813

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		140,000	121,955

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		25,000	25,156

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012		403,000	410,556

Ally Financial, Inc. company guaranty sr. unsec. notes
6 5/8s, 2012		512,000	516,480

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015		65,000	64,269

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		565,000	511,325

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.526s, 2014		39,000	33,482

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	436,000	238,382

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$990,000	945,274

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.086s, 2012		180,625	180,144

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		56,000	53,760

CIT Group, Inc. 144A bonds 7s, 2017		1,051,000	1,019,470

CIT Group, Inc. 144A bonds 7s, 2016		378,000	366,660

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	203,975

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		55,000	56,925

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		170,000	164,900

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Financials cont.
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$95,000	$87,875

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		65,000	62,400

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		385,000	383,556

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		21,000	18,270

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		1,000,000	1,077,723

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	19,000,000	392,958

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$252,000	257,040

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		400,000	448,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		1,085,000	1,206,195

MPT Operating Partnership LP/MPT Finance Corp. 144A
company guaranty sr. notes 6 7/8s, 2021 R		75,000	71,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		128,000	131,200

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		191,000	176,198

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		85,000	81,069

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 9s, 2014 (Russia)		1,425,000	1,517,625

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R		57,000	53,010

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		137,000	140,933

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	154,437

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		200,000	172,026

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.161s, 2014		60,000	52,200

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		305,000	315,286

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 7 1/2s,
2011 (Russia)		1,090,000	1,090,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,385,000	1,398,850

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		130,000	125,450

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		1,390,000	1,410,405

			15,856,482
Health care (1.5%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		$139,000	131,008

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		100,000	103,000

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		160,000	152,000

CORPORATE BONDS AND NOTES (29.1%)* cont.	Principal amount		Value

Health care cont.
Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	220,000	$283,026

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		$220,000	203,500

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		371,000	364,508

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	122,825

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$428,000	376,640

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		45,000	43,200

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		145,000	139,200

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		203,000	210,105

Endo Pharmaceuticals Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2019		130,000	130,488

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		226,000	226,000

HCA, Inc. sr. notes 6 1/2s, 2020		688,000	669,080

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		195,000	178,425

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019		375,000	303,750

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		150,000	148,500

Select Medical Corp. company guaranty 7 5/8s, 2015		91,000	78,829

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		310,000	294,500

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		120,841	116,007

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		160,000	158,400

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		119,000	128,818

Tenet Healthcare Corp. sr. notes 9s, 2015		285,000	300,675

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		198,000	209,385

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		30,000	26,550

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		75,000	67,875

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017		30,000	27,638

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		7,000	4,550

			5,198,482
Technology (1.2%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		261,000	255,780

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡		32,000	23,440

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		162,000	118,260

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		76,000	64,600

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		139,000	111,895

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		316,000	260,700

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)		120,000	108,600

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020		81,000	84,240

CORPORATE BONDS AND NOTES (29.1%)* cont.		Principal amount	Value

Technology cont.
Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017		$201,000	$209,040

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡		460,130	383,058

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		141,000	95,175

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		75,000	70,500

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		50,000	44,375

First Data Corp. 144A sr. bonds 12 5/8s, 2021		401,000	296,740

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		43,000	43,000

Freescale Semiconductor, Inc. 144A company guaranty
sr. notes 10 1/8s, 2018		368,000	382,720

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		470,000	475,875

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)		314,000	328,130

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)		186,000	182,280

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		351,000	354,510

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		149,000	138,570

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		188,000	184,240

			4,215,728
Transportation (0.2%)
AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		198,000	198,990

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018		285,000	253,650

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		125,000	83,750

			536,390
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		475,000	477,375

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		135,000	127,575

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	528,000	530,683

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		$165,000	161,700

Calpine Corp. 144A sr. notes 7 1/4s, 2017		425,000	410,125

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019		495,000	299,475

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		151,000	101,170

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		69,000	64,170

Edison Mission Energy sr. unsec. notes 7.2s, 2019		147,000	83,790

Edison Mission Energy sr. unsec. notes 7s, 2017		23,000	13,685

El Paso Natural Gas Co. debs. 8 5/8s, 2022		247,000	316,473

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		595,000	577,150

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020		296,000	288,600

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		300,000	308,250

CORPORATE BONDS AND NOTES (29.1%)* cont.	Principal amount		Value

Utilities and power cont.
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		$295,000	$275,825

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	42,300

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		115,000	118,163

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021		595,000	544,425

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		110,000	114,825

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		40,000	40,429

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		135,000	108,000

			5,004,188

Total corporate bonds and notes (cost $107,896,706)			$102,050,841

MORTGAGE-BACKED SECURITIES (23.4%)*	Principal amount		Value

Adjustable Rate Mortgage Trust FRB Ser. 07-1, Class 2A1,
4.864s, 2037		$574,092	$321,491

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	122,250
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	82,392
Ser. 07-5, Class XW, IO, 0.587s, 2051		109,875,931	1,800,207

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.358s, 2036		2,163,913	1,395,724
FRB Ser. 07-B, Class A1, 0.441s, 2047		919,234	526,262

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.445s, 2047		1,609,180	756,315
FRB Ser. 07-AA1, Class 2A1, 0.415s, 2037		1,301,644	670,347

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.626s, 2047		1,050,538	567,290

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 36A1, 5.935s, 2036		4,090,093	2,494,957
FRB Ser. 06-3, Class 35A1, 5.623s, 2036		2,918,316	1,794,764

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.515s, 2036		1,249,206	288,879
FRB Ser. 06-IM1, Class A1, 0.465s, 2036		1,330,417	678,512

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 5.305s, 2037		523,319	255,323
FRB Ser. 05-10, Class 1A1A, 3.007s, 2035		1,584,841	768,648

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.072s, 2044		33,413,103	143,109

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.883s, 2014 (United Kingdom)	GBP	444,023	485,573
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	226,682	265,600

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.736s, 2036		$4,535,788	2,676,115
FRB Ser. 06-HY11, Class A1, 0.355s, 2036		1,784,428	963,591

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.593s, 2035		102,047	14,426
FRB Ser. 05-R3, Class AF, 0.635s, 2035		100,237	83,197

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		354,000	118,435

MORTGAGE-BACKED SECURITIES (23.4%)* cont.		Principal amount	Value

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.565s, 2036		$4,351,858	$1,523,150
FRB Ser. 06-AR6, Class A6, 0.425s, 2037		717,458	337,205
FRB Ser. 06-AR3, Class A1, 0.425s, 2036		1,022,887	398,926
FRB Ser. 07-AR3, Class 2A2A, 0.415s, 2037		2,179,781	1,247,925
FRB Ser. 06-AR6, Class A4, 0.405s, 2037		667,178	376,955
FRB Ser. 06-AR3, Class A5, 0.405s, 2036		2,422,007	1,480,452

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	272,167

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.683s, 2014 (United Kingdom) F	GBP	68,314	16,009

Federal National Mortgage Association Grantor Trust
IFB Ser. 06-62, Class PS, 38.493s, 2036		$416,009	768,216
IFB Ser. 07-53, Class SP, 23.34s, 2037		236,486	341,532
IFB Ser. 08-24, Class SP, 22.423s, 2038		203,063	321,607
IFB Ser. 05-75, Class GS, 19.546s, 2035		260,253	373,531
IFB Ser. 05-83, Class QP, 16.784s, 2034		270,110	369,498
IFB Ser. 10-135, Class SP, IO, 6.365s, 2040		4,592,299	803,652
IFB Ser. 11-51, Class SJ, IO, 6.315s, 2041		3,669,177	564,540
IFB Ser. 10-35, Class SG, IO, 6.165s, 2040		4,468,048	729,945
IFB Ser. 11-51, Class SM, IO, 5.615s, 2041		6,288,510	798,515
IFB Ser. 10-46, Class WS, IO, 5.515s, 2040		4,881,639	511,742
Ser. 374, Class 6, IO, 5 1/2s, 2036		1,089,983	144,325
Ser. 10-21, Class IP, IO, 5s, 2039		2,470,467	341,480
Ser. 10-92, Class CI, IO, 5s, 2039		1,429,227	164,361
Ser. 398, Class C5, IO, 5s, 2039		990,979	117,728
Ser. 10-13, Class EI, IO, 5s, 2038		656,434	54,397
Ser. 378, Class 19, IO, 5s, 2035		2,787,868	347,168
Ser. 366, Class 22, IO, 4 1/2s, 2035		998,033	83,885
Ser. 406, Class 2, IO, 4s, 2041		4,281,280	599,379
Ser. 406, Class 1, IO, 4s, 2041		2,680,409	375,257
Ser. 03-W10, Class 1, IO, 1.469s, 2043		732,966	32,983
Ser. 99-51, Class N, PO, zero %, 2029		34,216	31,854
IFB Ser. 06-48, Class FG, zero %, 2036		18,520	17,381

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.684s, 2032		308,138	499,317
IFB Ser. 3408, Class EK, 24.872s, 2037		203,208	301,327
IFB Ser. 2979, Class AS, 23.434s, 2034		111,043	153,654
IFB Ser. 3072, Class SM, 22.957s, 2035		267,761	422,916
IFB Ser. 3072, Class SB, 22.81s, 2035		239,869	377,201
IFB Ser. 3249, Class PS, 21.519s, 2036		219,575	317,894
IFB Ser. 3031, Class BS, 16.152s, 2035		387,514	543,616
IFB Ser. 3727, Class PS, IO, 6.471s, 2038		3,030,350	440,202
IFB Ser. 3287, Class SE, IO, 6.471s, 2037		1,419,753	197,885
IFB Ser. 3835, Class SC, IO, 6.421s, 2038		2,801,049	473,573
IFB Ser. 3706, Class BS, IO, 6.371s, 2040		1,236,820	237,037
IFB Ser. 3677, Class SA, IO, 6.321s, 2040		8,257,740	961,862
IFB Ser. 3485, Class SI, IO, 6.321s, 2036		450,439	59,363
IFB Ser. 3747, Class CS, IO, 6.271s, 2040		744,932	140,815
IFB Ser. 3907, Class SA, IO, 6.221s, 2041		5,818,017	1,137,422
IFB Ser. 3708, Class SA, IO, 6.221s, 2040		7,714,847	1,042,199

MORTGAGE-BACKED SECURITIES (23.4%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3852, Class TB, 5.771s, 2041	$1,277,270	$1,338,017
IFB Ser. 3768, Class PS, IO, 5.771s, 2036	8,146,723	1,120,928
Ser. 3645, Class ID, IO, 5s, 2040	1,237,460	140,798
Ser. 3653, Class KI, IO, 5s, 2038	2,685,902	287,445
Ser. 3632, Class CI, IO, 5s, 2038	1,414,915	156,207
Ser. 3626, Class DI, IO, 5s, 2037	985,907	67,397
Ser. 3623, Class CI, IO, 5s, 2036	893,969	93,838
Ser. 3747, Class HI, IO, 4 1/2s, 2037	636,590	78,336
Ser. 3738, Class MI, IO, 4s, 2034	6,482,106	715,794
Ser. 3736, Class QI, IO, 4s, 2034	8,024,885	854,838
Ser. 3751, Class MI, IO, 4s, 2034	8,827,989	850,930
Ser. 3707, Class HI, IO, 4s, 2023	1,234,327	82,243
Ser. 3707, Class KI, IO, 4s, 2023	2,086,143	112,631
Ser. T-57, Class 1AX, IO, 0.43s, 2043	1,317,186	18,476
Ser. 3124, Class DO, PO, zero %, 2036	21,090	18,266
FRB Ser. 3326, Class YF, zero %, 2037	65,427	62,314
FRB Ser. 3072, Class TJ, zero %, 2035	3,206	3,205
FRB Ser. 3326, Class WF, zero %, 2035	15,035	14,133
FRB Ser. 3030, Class EF, zero %, 2035	19,380	17,442
FRB Ser. 3412, Class UF, zero %, 2035	6,725	6,664

Federal National Mortgage Association
IFB Ser. 11-101, Class SC, IO, 6.3s, 2040	647,000	123,338
IFB Ser. 404, Class S13, IO, 6.165s, 2040	6,335,795	863,732
IFB Ser. 11-101, Class BS, IO, 5.85s, 2039	2,580,000	399,952
IFB Ser. 10-124, Class SJ, IO, 5.815s, 2038	5,462,035	847,700
IFB Ser. 11-101, Class SA, IO, 5.7s, 2041	343,000	61,527
Ser. 11-111, Class DS, IO, 4 1/2s, 2041 ∆	2,075,000	363,773
Ser. 11-111, Class SD, IO, 4 1/2s, 2041 ∆	2,246,000	441,830

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.098s, 2020	2,848,402	74,058

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	67,302	58,553

Government National Mortgage Association
IFB Ser. 11-56, Class SG, 6.843s, 2041	1,508,936	1,650,308
IFB Ser. 11-56, Class MS, 6.841s, 2041	2,717,644	2,954,161
IFB Ser. 10-142, Class SA, IO, 6.47s, 2039	3,165,717	494,643
IFB Ser. 10-151, Class SL, IO, 6.47s, 2039	1,576,745	290,894
IFB Ser. 10-85, Class AS, IO, 6.42s, 2039	3,099,216	532,678
IFB Ser. 10-163, Class SI, IO, 6.4s, 2037	4,253,992	693,869
IFB Ser. 10-98, Class QS, IO, 6.37s, 2040	3,177,307	528,831
IFB Ser. 10-47, Class HS, IO, 6.37s, 2039	1,930,833	328,338
IFB Ser. 10-157, Class SN, IO, 6.321s, 2038	2,918,892	463,462
IFB Ser. 10-88, Class SA, IO, 6.32s, 2040	3,124,075	513,692
IFB Ser. 10-62, Class PS, IO, 6.27s, 2040	2,594,039	431,337
Ser. 11-140, Class BI, IO, 6s, 2040 ∆	1,763,000	240,209
IFB Ser. 11-79, Class AS, IO, 5.88s, 2037	3,670,849	459,927
IFB Ser. 10-113, Class DS, IO, 5.87s, 2039	2,436,575	357,616
IFB Ser. 10-115, Class SN, IO, 5.87s, 2038	1,480,124	228,724
IFB Ser. 10-115, Class AS, IO, 5.82s, 2040	1,559,098	269,319
IFB Ser. 10-116, Class SL, IO, 5.82s, 2039	1,498,605	250,432

MORTGAGE-BACKED SECURITIES (23.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-168, Class SL, IO, 5.77s, 2040	$1,939,524	$323,319
IFB Ser. 10-121, Class SE, IO, 5.77s, 2040	2,626,808	383,120
IFB Ser. 11-70, Class SM, IO, 5.661s, 2041	2,415,000	685,015
IFB Ser. 11-70, Class SH, IO, 5.661s, 2041	2,481,000	704,505
Ser. 11-116, Class IB, IO, 5s, 2040	5,251,020	555,610
Ser. 11-81, Class MI, IO, 5s, 2040	1,231,856	204,796
IFB Ser. 11-12, Class IB, IO, 4.579s, 2040	1,827,000	279,933
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	1,757,755	270,255
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	5,217,519	848,995
Ser. 11-70, PO, zero %, 2041	5,445,191	4,365,791
Ser. 06-36, Class OD, PO, zero %, 2036	14,208	13,528

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.382s, 2039	70,507,907	1,248,617

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.057s, 2037	2,699,897	1,457,945

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 3A1, 2.932s, 2036	760,023	342,011
FRB Ser. 06-AR39, Class A1, 0.415s, 2037	3,681,011	1,693,265
FRB Ser. 06-AR35, Class 2A1A, 0.405s, 2037	1,098,060	556,039

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.435s, 2037	776,504	345,989
FRB Ser. 06-A7, Class 1A1, 0.395s, 2036	1,779,491	854,156
FRB Ser. 06-A6, Class 1A1, 0.395s, 2036	801,904	429,542
FRB Ser. 07-A1, Class 1A1A, 0 3/8s, 2037	878,634	325,094

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.186s, 2051	64,116,091	641,481

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	222,729

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class K,
6.529s, 2035	922,000	920,198

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.365s, 2037 F	748,799	366,912

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.424s, 2028	627,522	18,041

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.357s, 2037	733,440	44,006
Ser. 07-C5, Class X, IO, 5.082s, 2049	2,210,886	160,289

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	1,730,000	1,384,000

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	1,215,429	1,241,038

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.987s, 2012	1,059	3

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	123,000	4,920

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	193,000	193,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-4, Class 1A1, 0.475s, 2037	747,170	298,868
FRB Ser. 07-6, Class 2A1, 0.425s, 2037	925,639	514,768

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.023s, 2045	3,506,611	490,926
Ser. 07-4, Class 1A4, IO, 1s, 2045	4,729,873	192,151

MORTGAGE-BACKED SECURITIES (23.4%)* cont.		Principal amount	Value

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.544s, 2046		$17,716,754	$285,948

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.385s, 2036		1,663,715	682,123

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-0C2, Class A3, 0.545s, 2037		1,008,578	504,289

Total mortgage-backed securities (cost $84,694,923)			$82,141,475

ASSET-BACKED SECURITIES (10.3%)*		Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.385s, 2036		$115,000	$43,629

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.11s, 2034		45,724	13,564

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		443,455	303,634

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.305s, 2037		413,522	144,733

Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		772,866	552,599
Ser. 00-4, Class A5, 7.97s, 2032		155,450	119,308
FRB Ser. 01-4, Class M1, 1.972s, 2033		295,000	159,749

Countrywide Asset Backed Certificates
FRB Ser. 06-6, Class 2A3, 0.515s, 2036		4,059,000	1,217,700
FRB Ser. 07-7, Class 2A3, 0.465s, 2047		2,847,000	1,085,419
FRB Ser. 07-3, Class 2A2, 0.405s, 2047		1,302,000	892,156
FRB Ser. 07-6, Class 2A2, 0.405s, 2037		538,000	414,260
FRB Ser. 06-8, Class 2A3, 0.395s, 2046		660,000	415,800
FRB Ser. 07-8, Class 2A2, 0.365s, 2037		1,864,000	1,444,600
FRB Ser. 06-25, Class 2A2, 0.355s, 2047		835,384	737,226
FRB Ser. 07-1, Class 2A2, 0.335s, 2037		1,467,000	1,232,280

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		475,859	19,034

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF11, Class 2A3, 0.385s, 2036		871,000	431,145

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043	EUR	1,028,000	841,542
FRB Ser. 03-2, Class 3C, 3.326s, 2043	GBP	384,009	365,950

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$858,870	523,911
Ser. 94-4, Class B2, 8.6s, 2019		317,865	158,474
Ser. 93-1, Class B, 8.45s, 2018		151,039	114,285
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	942,606
Ser. 98-2, Class A6, 6.81s, 2028		249,669	266,470
Ser. 99-2, Class A7, 6.44s, 2030		33,128	35,210
Ser. 99-1, Class A6, 6.37s, 2025		7,979	8,179

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		1,302,924	1,301,296

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.535s, 2036		2,630,433	1,242,880
FRB Ser. 05-15, Class 2A2, 0.485s, 2036		1,262,047	749,876
FRB Ser. 05-14, Class 2A2, 0.485s, 2035		906,609	457,837
FRB Ser. 05-11, Class 3A4, 0.485s, 2035		1,229,265	952,681
FRB Ser. 06-19, Class A3A, 0.475s, 2036		658,231	269,875

ASSET-BACKED SECURITIES (10.3%)* cont.	Principal amount	Value

GSAA Home Equity Trust
FRB Ser. 07-3, Class A4A, 0.455s, 2047	$1,664,795	$724,186
FRB Ser. 06-1, Class A2, 0.455s, 2036	1,224,695	514,372
FRB Ser. 07-4, Class A2, 0.435s, 2037	850,466	335,934
FRB Ser. 06-17, Class A2, 0.415s, 2036	752,714	297,322
FRB Ser. 06-8, Class 2A2, 0.415s, 2036	5,231,237	2,092,495
FRB Ser. 06-11, Class 2A2, 0.395s, 2036	4,484,776	1,793,911
FRB Ser. 06-12, Class A2A, 0.385s, 2036	1,019,135	448,419
FRB Ser. 06-19, Class A1, 0.325s, 2036	1,554,395	621,758
FRB Ser. 06-17, Class A1, 0.295s, 2036	1,277,300	526,886
FRB Ser. 06-16, Class A1, 0.295s, 2036	1,672,108	668,843
FRB Ser. 06-8, Class 2A1, 0.295s, 2036	1,540,382	569,941
FRB Ser. 06-14, Class A1, 0.285s, 2036	892,432	325,738
FRB Ser. 06-12, Class A1, 0.285s, 2036	1,962,485	873,306
FRB Ser. 07-3, Class 2A1A, 0.207s, 2047	1,196,000	514,280

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.235s, 2030	399,026	10,973

Lehman XS Trust FRB Ser. 05-6, Class 1A4, 0.615s, 2035	1,218,000	468,343

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.405s, 2037	1,026,780	462,051

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	95,824	95,762

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.435s, 2034	47,893	11,414

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.395s, 2036	921,120	382,059
FRB Ser. 06-2, Class A2C, 0.385s, 2036	1,275,000	658,906

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	675,591	639,278
Ser. 95-B, Class B1, 7.55s, 2021	174,713	131,265
Ser. 00-D, Class A4, 7.4s, 2030	1,554,482	952,121
Ser. 02-A, Class A4, 6.97s, 2032	40,408	39,436
Ser. 01-D, Class A4, 6.93s, 2031	544,352	432,590
Ser. 01-E, Class A4, 6.81s, 2031	863,624	752,972
Ser. 99-B, Class A3, 6.45s, 2017	154,196	146,535
Ser. 01-C, Class A2, 5.92s, 2017	797,312	395,666
Ser. 02-C, Class A1, 5.41s, 2032	1,081,671	1,041,108
Ser. 02-A, Class A2, 5.01s, 2020	177,585	170,042

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	472,711	453,803

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.395s, 2037	169,255	96,430

Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
0.695s, 2031	1,174,179	879,539

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.445s, 2036	246,000	71,271

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	496,508	59,581

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037	390,000	195,000

Total asset-backed securities (cost $42,833,203)		$36,311,444

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.9%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$951,706	$1,061,748

			1,061,748
U.S. Government Agency Mortgage Obligations (8.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041		815,149	837,821

Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, October 1, 2041		23,000,000	24,401,563
4s, TBA, October 1, 2041		4,000,000	4,192,500
3 1/2s, December 1, 2040		737,848	758,830

			30,190,714

Total U.S. government and agency mortgage obligations (cost $30,930,983)			$31,252,462

U.S. TREASURY OBLIGATIONS (1.4%)*		Principal amount	Value

U.S. Treasury Inflation Protected Securities
2s January 15, 2016 [i]		$934,470	$1,042,794
1.125s January 15, 2021 [i]		2,266,798	2,481,215
0.125s April 15, 2016 [i]		362,305	374,808
3s. July 15, 2018 [i]		922,227	954,103

Total U.S. treasury obligations (cost $4,852,920)			$4,852,920

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.7%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$1,520,000	$1,216,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		197,000	187,845

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013		1,431,000	324,222

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,501,000	4,661,920

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	2,039,000	481,165

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.439s, 2012		$21,601,000	2,513,276

Brazil (Federal Republic of) notes 10s, 2017	BRL	1,500	770,016

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	990	528,610

Chile (Republic of) notes 5 1/2s, 2020	CLP	170,000,000	342,184

Colombia (Republic of) unsec. unsub. bonds 4 3/8s, 2021		$600,000	612,000

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		265,000	244,463

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	22,600,000	458,276

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$690,000	721,595

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		70,000	67,550

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		310,000	313,100

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 7/8s, 2018		550,000	617,375

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014		1,590,000	1,712,510

Industrial Bank of Korea 144A sr. notes 7 1/8s, 2014		325,000	355,540

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.7%)* cont.	Principal amount/units		Value

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	9,750,000	$289,703

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$1,350,000	1,566,000

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		2,110,600	2,417,650

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		430,000	511,700

Sri Lanka (Republic of) 144A notes 7.4s, 2015		200,000	209,094

Turkey (Republic of) bonds 16s, 2012	TRY	175,000	97,442

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$810,000	929,767

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		1,505,000	1,707,167

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	161,000

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		925,000	905,547

Ukraine (Government of) 144A bonds 7 3/4s, 2020		1,175,000	1,057,500

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		960,000	878,131

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		400,000	385,000

Venezuela (Republic of) bonds 8 1/2s, 2014		225,000	197,111

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		1,985,000	1,947,742

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		1,285,000	1,229,694

Total foreign government and agency bonds and notes (cost $28,976,242)			$30,617,895

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)*	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	$14,787,763	$1,503,620

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	14,787,763	139,596

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 23, 2013.	Dec-11/0.476	27,505,000	93,792

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	27,505,000	12,652

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 21, 2013.	Dec-11/0.53	27,505,000	73,438

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	27,505,000	21,729

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	23,593,538	54,501

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	$23,593,538	$16,751

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	14,142,000	28,567

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	14,142,000	21,779

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 4, 2014.	Dec-11/0.61	13,752,000	25,909

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	13,752,000	21,871

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 19, 2041.	Dec-11/0.745	21,213,000	84,852

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 19, 2041	Dec-11/0.745	21,213,000	40,941

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	12,292,000	85,921

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	12,292,000	82,971

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 28, 2021.	Dec-11/2.01	7,744,000	215,593

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	7,744,000	94,244

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	12,292,000	352,780

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 19,2021.	Dec-11/2.355	12,292,000	148,610

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	$21,702,801	$1,831,282

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 14, 2041.	Dec-11/2.99	21,702,801	598,563

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	6,331,167	1,517,771

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.11% versus the three month USD-LIBOR-BBA
maturing December 8, 2041.	Dec-11/4.11	3,782,612	1,104,787

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.11%
versus the three month USD-LIBOR-BBA maturing
December 8, 2041.	Dec-11/4.11	3,782,612	2,459

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	5,369,350	1,576,119

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.1175% versus the
three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	5,369,350	3,544

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	8,285,038	2,432,984

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	8,285,038	7,208

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.355%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/4.355	6,331,167	1,203

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	23,593,538	71,960

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	23,593,538	27,369

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 1.81%
versus the three month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	14,770,875	334,413

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 1.81% versus
the three month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	$14,770,875	$49,312

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA maturing
February 24, 2022.	Feb-12/2.0525	7,744,000	256,249

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	7,744,000	133,739

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	23,593,538	64,646

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	23,593,538	23,122

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus the
six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	15,780,000	8,714

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 25, 2022.	Jan-12/2.03	7,744,000	238,360

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	7,744,000	116,005

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	8,372,569	1,592,044

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 5, 2042.	Jan-12/4.60	8,372,569	2,763

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	12,323,136	1,244,267

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	12,323,136	116,823

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 24, 2022.	Jul-12/3.49	12,356,514	1,377,010

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 24, 2022.	Jul-12/3.49	$12,356,514	$93,786

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	4,929,254	555,971

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	4,929,254	37,462

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	12,323,136	1,399,415

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	12,323,136	93,902

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	12,323,136	1,419,256

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	12,323,136	89,466

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	6,931,154	800,202

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25 2022.	Jul-12/3.54	6,931,154	49,627

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	27,505,000	112,495

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	27,505,000	27,505

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.86% versus the three month USD-LIBOR-BBA
maturing March 7, 2017.	Mar-12/1.86	10,702,406	259,961

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA maturing
March 7, 2017.	Mar-12/1.86	10,702,406	45,260

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 26, 2022.	Mar-12/2.075	$7,744,000	$271,582

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	7,744,000	148,607

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	23,593,538	49,546

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	23,593,538	13,212

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	21,213,000	70,364

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014	Nov-11/0.715	21,213,000	28,001

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	12,292,000	68,589

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	12,292,000	58,387

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	Nov-11/2.31	8,783,082	418,163

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.31%
versus the three month USD-LIBOR-BBA maturing
November 30, 2016.	Nov-11/2.31	8,783,082	703

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	12,292,000	298,204

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA maturing
November 17, 2021.	Nov-11/2.3175	12,292,000	106,203

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.85%
versus the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	4,806,572	316,176

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	$4,806,572	$2,355

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	11,135,420	1,084,367

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	11,135,420	3,341

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	Nov-11/3.425	59,000	9,075

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	Nov-11/3.425	59,000	230

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	5,529,675	1,538,632

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	5,529,675	332

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	9,702,795	932,050

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	9,702,795	34

Total purchased options outstanding (cost $16,673,939)			$28,255,294

SENIOR LOANS (2.7%)* [c]	Principal amount	Value

Basic materials (0.2%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$89,775	$83,491

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8s, 2014	95,240	94,049

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2,
7 1/2s, 2013	89,760	88,638

Momentive Performance Materials, Inc. bank term loan FRN
3 3/4s, 2013	157,927	147,267

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	89,550	84,065

Univar, Inc. bank term loan FRN Ser. B, 5s, 2017	89,549	83,579

		581,089
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	60,000	59,401

		59,401

SENIOR LOANS (2.7%)* [c] cont.	Principal amount	Value

Communication services (0.4%)
Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	$6,197	$6,166

Charter Communications, Inc. bank term loan FRN Ser. C,
3 1/2s, 2016	809,141	795,487

Insight Midwest, LP bank term loan FRN Ser. B, 2s, 2014	117,132	114,716

Intelsat Jackson Holdings SA bank term loan FRN 3.246s,
2014 (Luxembourg)	460,000	426,650

Level 3 Communications, Inc. bank term loan FRN 2.492s, 2014	15,000	13,950

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	95,000	98,800

		1,455,769
Consumer cyclicals (1.2%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	436,700	430,150

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	49,375	47,365

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B1, 3.253s, 2015	265,000	221,882

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.218s, 2015	309,439	258,511

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	245,432	236,535

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2 1/2s, 2014	286,703	225,881

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.871s, 2016	436,042	309,644

Compucom Systems, Inc. bank term loan FRN 3.73s, 2014	105,376	99,053

Federal Mogul Corp. bank term loan FRN Ser. B, 2.158s, 2014	36,679	33,684

Federal Mogul Corp. bank term loan FRN Ser. C, 2.158s, 2015	18,714	17,186

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.48s, 2014	217,466	55,454

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014	185,167	47,218

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.23s, 2014	69,092	17,619

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.23s, 2014 ‡‡	101,431	81,737

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.23s, 2014 ‡‡	57,739	46,528

Goodman Global, Inc. bank term loan FRN 9s, 2017	180,000	180,300

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	177,585	175,550

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	69,825	67,556

Michaels Stores, Inc. bank term loan FRN Ser. B, 2 1/2s, 2013	107,457	102,532

National Bedding Co., LLC bank term loan FRN Ser. B,
3 7/8s, 2013	72,213	70,949

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	160,000	148,156

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	59,850	56,857

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	509,066	229,080

Realogy Corp. bank term loan FRN Ser. B, 4.522s, 2016	422,232	343,239

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.83s, 2014	224,075	209,174

ServiceMaster Co. (The) bank term loan FRN Ser. DD,
2.72s, 2014	22,704	21,194

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	212,857	210,196

SENIOR LOANS (2.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	$289,000	$156,692

Univision Communications, Inc. bank term loan FRN 4.471s, 2017	171,147	153,604

		4,253,526
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 2.996s, 2014	238,089	200,887

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	114,713	105,937

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	245,000	236,548

RiteAid Corp. bank term loan FRN Ser. B, 1.98s, 2014	94,519	87,253

West Corp. bank term loan FRN Ser. B2, 2.702s, 2013	23,026	22,292

West Corp. bank term loan FRN Ser. B5, 4.577s, 2016	56,002	53,995

		706,912
Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.222s, 2012	149,000	144,530

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	145,175	142,362

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	125,501	120,638

		407,530
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	170,000	148,325

HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	71,723	69,885

		218,210
Health care (0.4%)
Ardent Health Services bank term loan FRN 6 1/2s, 2015	75,000	72,938

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	149,108	145,007

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	184,538	175,118

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	99,750	97,655

Health Management Associates, Inc. bank term loan FRN
1.996s, 2014	640,295	601,677

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	268,650	250,180

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	139,961	131,564

		1,474,139
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.726s, 2017	640,516	428,145

		428,145

Total senior loans (cost $10,985,301)		$9,584,721

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$157,000	$206,282

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	195,000	200,606

Total convertible bonds and notes (cost $352,000)		$406,888

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	3,856	$134,719

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	667	600

Lucent Technologies Capital Trust I 7.75% cv. pfd.	176	146,069

Total convertible preferred stocks (cost $994,199)		$281,388

PREFERRED STOCKS (—%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	198	$132,592

Total preferred stocks (cost $66,176)		$132,592

WARRANTS (—%)* †	Expiration	Strike
	date	price		Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$0.01		20	$230

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR	0.001	508	15,889

Total warrants (cost $19,277)					$16,119

COMMON STOCKS (—%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) F	991	$3,091

Trump Entertainment Resorts, Inc. F	94	400

Total common stocks (cost $1,974)		$3,491

SHORT-TERM INVESTMENTS (43.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	66,991,032	$66,991,032

U.S. Treasury Bills with effective yields ranging
from 0.059% to 0.094%, July 26, 2012 # ##	$8,952,000	8,945,973

U.S. Treasury Bills with effective yields ranging
from 0.070% to 0.074%, June 28, 2012 ##	3,087,000	3,085,285

U.S. Treasury Bills with an effective yield of 0.088%,
May 3, 2012 ##	5,279,000	5,276,210

U.S. Treasury Bills with an effective yield of 0.100%,
April 5, 2012 ##	3,000,000	2,998,436

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011 # ##	5,990,000	5,988,975

U.S. Treasury Bills with an effective yield of 0.094%,
November 17, 2011 # ##	32,724,000	32,715,764

U.S. Treasury Bills with effective yields ranging
from 0.229% to 0.259%, October 20, 2011 # ##	25,491,000	25,487,486

Total short-term investments (cost $151,493,339)		$151,489,161

TOTAL INVESTMENTS

Total investments (cost $480,771,182)		$477,396,691

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TRY	Turkish Lira
RUB	Russian Ruble

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $351,027,943.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $188,039,826 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received if any (as a percentage of Portfolio Value):

United States	86.5%	Brazil	0.8%

Russia	2.3	Netherlands	0.6

Argentina	2.0	United Kingdom	0.6

Venezuela	1.2	Turkey	0.6

Indonesia	0.9	Germany	0.5

Luxembourg	0.8	Other	2.4

Ukraine	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/19/11	$1,714,171	$1,854,792	$(140,621)

	Brazilian Real	Buy	10/19/11	309,356	351,454	(42,098)

	British Pound	Sell	10/19/11	367,696	375,348	7,652

	Canadian Dollar	Sell	10/19/11	847,289	893,207	45,918

	Chilean Peso	Buy	10/19/11	47,360	52,950	(5,590)

	Czech Koruna	Buy	10/19/11	232,701	246,243	(13,542)

	Euro	Sell	10/19/11	1,025,825	1,068,534	42,709

	Hungarian Forint	Buy	10/19/11	16,603	18,405	(1,802)

	Japanese Yen	Buy	10/19/11	1,228,624	1,223,896	4,728

	Mexican Peso	Sell	10/19/11	154,797	166,134	11,337

	Norwegian Krone	Sell	10/19/11	289,960	314,293	24,333

	Russian Ruble	Buy	10/19/11	4,005	4,364	(359)

	Singapore Dollar	Buy	10/19/11	550,817	592,649	(41,832)

	South African Rand	Sell	10/19/11	15,420	17,300	1,880

	South Korean Won	Sell	10/19/11	24,394	26,650	2,256

	Swedish Krona	Buy	10/19/11	993,027	1,062,662	(69,635)

	Swiss Franc	Buy	10/19/11	1,863,852	1,964,255	(100,403)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Taiwan Dollar	Sell	10/19/11	$610,728	$639,234	$28,506

	Turkish Lira	Sell	10/19/11	539,868	568,978	29,110

Barclays Bank PLC

	Australian Dollar	Sell	10/19/11	4,854,010	5,116,658	262,648

	Brazilian Real	Buy	10/19/11	299,151	338,357	(39,206)

	British Pound	Buy	10/19/11	154,951	158,065	(3,114)

	Canadian Dollar	Sell	10/19/11	1,764,283	1,826,555	62,272

	Chilean Peso	Buy	10/19/11	1,397	1,557	(160)

	Czech Koruna	Buy	10/19/11	268,729	283,812	(15,083)

	Euro	Sell	10/19/11	4,243,119	4,330,995	87,876

	Hungarian Forint	Sell	10/19/11	304,899	337,024	32,125

	Indian Rupee	Sell	10/19/11	1,497,518	1,553,596	56,078

	Indonesian Rupiah	Sell	10/19/11	264,646	253,688	(10,958)

	Japanese Yen	Buy	10/19/11	866,669	862,219	4,450

	Malaysian Ringgit	Buy	10/19/11	50,150	53,493	(3,343)

	Mexican Peso	Sell	10/19/11	192,122	200,233	8,111

	New Zealand Dollar	Buy	10/19/11	106,523	116,172	(9,649)

	Norwegian Krone	Sell	10/19/11	1,439,344	1,437,656	(1,688)

	Polish Zloty	Sell	10/19/11	740,301	777,571	37,270

	Russian Ruble	Buy	10/19/11	4,005	4,358	(353)

	Singapore Dollar	Buy	10/19/11	11,786	12,681	(895)

	South Korean Won	Sell	10/19/11	446,582	487,804	41,222

	Swedish Krona	Sell	10/19/11	1,070,239	1,142,759	72,520

	Swiss Franc	Sell	10/19/11	1,352,756	1,430,830	78,074

	Taiwan Dollar	Sell	10/19/11	569,029	574,889	5,860

	Thai Baht	Sell	10/19/11	55,911	56,322	411

	Turkish Lira	Buy	10/19/11	607,869	640,863	(32,994)

Citibank, N.A.

	Australian Dollar	Sell	10/19/11	1,101,538	1,191,049	89,511

	Brazilian Real	Sell	10/19/11	1,454,622	1,582,486	127,864

	British Pound	Sell	10/19/11	1,650,727	1,683,588	32,861

	Canadian Dollar	Sell	10/19/11	565,689	594,659	28,970

	Chilean Peso	Sell	10/19/11	186,903	208,515	21,612

	Czech Koruna	Sell	10/19/11	244,057	254,525	10,468

	Danish Krone	Buy	10/19/11	242,762	253,952	(11,190)

	Euro	Sell	10/19/11	1,942,560	2,024,029	81,469

	Hungarian Forint	Buy	10/19/11	89,320	98,781	(9,461)

	Japanese Yen	Sell	10/19/11	2,475,781	2,465,286	(10,495)

	Mexican Peso	Buy	10/19/11	210,562	233,793	(23,231)

	New Zealand Dollar	Buy	10/19/11	14,488	15,783	(1,295)

	Norwegian Krone	Buy	10/19/11	360,703	391,342	(30,639)

	Polish Zloty	Buy	10/19/11	893,521	976,283	(82,762)

	Singapore Dollar	Sell	10/19/11	621,075	633,363	12,288

	South African Rand	Sell	10/19/11	532,009	597,694	65,685

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	South Korean Won	Buy	10/19/11	$31,776	$34,764	$(2,988)

	Swedish Krona	Sell	10/19/11	115,665	113,960	(1,705)

	Swiss Franc	Buy	10/19/11	1,276,191	1,345,267	(69,076)

	Taiwan Dollar	Sell	10/19/11	557,694	583,063	25,369

	Turkish Lira	Buy	10/19/11	220,706	232,712	(12,006)

Credit Suisse AG

	Australian Dollar	Sell	10/19/11	1,726,853	1,742,244	15,391

	Brazilian Real	Sell	10/19/11	437,994	495,306	57,312

	British Pound	Buy	10/19/11	4,168,367	4,163,526	4,841

	Canadian Dollar	Sell	10/19/11	874,721	922,852	48,131

	Chilean Peso	Buy	10/19/11	7,796	8,705	(909)

	Czech Koruna	Buy	10/19/11	24,156	25,531	(1,375)

	Euro	Sell	10/19/11	1,699,153	1,712,411	13,258

	Hungarian Forint	Sell	10/19/11	605,279	615,214	9,935

	Indian Rupee	Sell	10/19/11	1,044,441	1,077,578	33,137

	Japanese Yen	Buy	10/19/11	3,007,176	2,987,917	19,259

	Malaysian Ringgit	Sell	10/19/11	297,176	306,721	9,545

	Mexican Peso	Sell	10/19/11	390,970	416,788	25,818

	Norwegian Krone	Sell	10/19/11	1,285,863	1,395,915	110,052

	Polish Zloty	Sell	10/19/11	981,560	1,037,909	56,349

	Russian Ruble	Sell	10/19/11	2,719	2,957	238

	South African Rand	Sell	10/19/11	343,737	385,085	41,348

	South Korean Won	Buy	10/19/11	39,092	39,472	(380)

	Swedish Krona	Sell	10/19/11	242,778	259,920	17,142

	Swiss Franc	Sell	10/19/11	808,074	861,941	53,867

	Taiwan Dollar	Sell	10/19/11	613,272	630,605	17,333

	Turkish Lira	Sell	10/19/11	164,200	173,075	8,875

Deutsche Bank AG

	Australian Dollar	Sell	10/19/11	1,564,304	1,688,430	124,126

	Brazilian Real	Buy	10/19/11	403,416	456,749	(53,333)

	British Pound	Sell	10/19/11	767,413	782,985	15,572

	Canadian Dollar	Buy	10/19/11	1,966,028	2,084,313	(118,285)

	Chilean Peso	Buy	10/19/11	191,049	213,691	(22,642)

	Czech Koruna	Buy	10/19/11	15,800	16,707	(907)

	Euro	Buy	10/19/11	2,246,483	2,284,587	(38,104)

	Hungarian Forint	Sell	10/19/11	335,573	371,267	35,694

	Malaysian Ringgit	Sell	10/19/11	107,188	110,719	3,531

	Mexican Peso	Sell	10/19/11	33,762	34,027	265

	New Zealand Dollar	Sell	10/19/11	403,444	439,841	36,397

	Norwegian Krone	Buy	10/19/11	160,180	173,834	(13,654)

	Polish Zloty	Buy	10/19/11	361,768	395,525	(33,757)

	Singapore Dollar	Sell	10/19/11	353,971	358,055	4,084

	South Korean Won	Sell	10/19/11	372,923	407,535	34,612

	Swedish Krona	Sell	10/19/11	2,537,460	2,574,348	36,888

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Swiss Franc	Buy	10/19/11	$619,700	$653,067	$(33,367)

	Taiwan Dollar	Sell	10/19/11	213,915	223,900	9,985

	Turkish Lira	Sell	10/19/11	285,538	300,798	15,260

Goldman Sachs International

	Australian Dollar	Buy	10/19/11	993,979	1,074,975	(80,996)

	British Pound	Buy	10/19/11	1,096,840	1,118,668	(21,828)

	Canadian Dollar	Sell	10/19/11	603,127	635,602	32,475

	Chilean Peso	Sell	10/19/11	497,339	523,174	25,835

	Euro	Sell	10/19/11	632,134	639,570	7,436

	Hungarian Forint	Sell	10/19/11	445,781	447,158	1,377

	Japanese Yen	Buy	10/19/11	562,488	559,153	3,335

	Norwegian Krone	Sell	10/19/11	1,482,029	1,607,633	125,604

	Polish Zloty	Sell	10/19/11	569,861	583,635	13,774

	South African Rand	Sell	10/19/11	42,106	46,557	4,451

	Swedish Krona	Sell	10/19/11	979,546	1,048,581	69,035

	Swiss Franc	Buy	10/19/11	95,678	100,709	(5,031)

HSBC Bank USA, National Association

	Australian Dollar	Sell	10/19/11	2,685,774	2,904,547	218,773

	British Pound	Sell	10/19/11	1,875,413	1,913,384	37,971

	Euro	Sell	10/19/11	4,239,094	4,324,369	85,275

	Indian Rupee	Sell	10/19/11	1,054,667	1,054,435	(232)

	Japanese Yen	Sell	10/19/11	355,469	353,411	(2,058)

	New Zealand Dollar	Sell	10/19/11	11,514	12,553	1,039

	Norwegian Krone	Sell	10/19/11	1,640,636	1,780,392	139,756

	Singapore Dollar	Buy	10/19/11	554,873	596,998	(42,125)

	South Korean Won	Sell	10/19/11	589,746	592,225	2,479

	Swiss Franc	Buy	10/19/11	915,906	963,617	(47,711)

	Taiwan Dollar	Sell	10/19/11	93,663	97,984	4,321

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	10/19/11	1,581,344	1,710,628	129,284

	Brazilian Real	Sell	10/19/11	302,059	341,217	39,158

	British Pound	Buy	10/19/11	1,538,731	1,541,725	(2,994)

	Canadian Dollar	Buy	10/19/11	148,795	155,978	(7,183)

	Chilean Peso	Buy	10/19/11	58,478	65,073	(6,595)

	Czech Koruna	Sell	10/19/11	286,507	294,712	8,205

	Euro	Sell	10/19/11	2,532,426	2,639,097	106,671

	Hungarian Forint	Sell	10/19/11	310,029	342,694	32,665

	Japanese Yen	Sell	10/19/11	742,183	739,943	(2,240)

	Malaysian Ringgit	Sell	10/19/11	378,068	390,525	12,457

	Mexican Peso	Sell	10/19/11	485,479	538,063	52,584

	New Zealand Dollar	Buy	10/19/11	74,116	80,815	(6,699)

	Norwegian Krone	Buy	10/19/11	358,550	382,180	(23,630)

	Polish Zloty	Sell	10/19/11	2,983,728	3,203,190	219,462

	Russian Ruble	Sell	10/19/11	313,285	321,134	7,849

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Singapore Dollar	Sell	10/19/11	$84,570	$85,538	$968

	South African Rand	Sell	10/19/11	568,031	598,389	30,358

	South Korean Won	Sell	10/19/11	623,968	681,626	57,658

	Swedish Krona	Sell	10/19/11	612,682	617,852	5,170

	Swiss Franc	Sell	10/19/11	1,012,358	1,066,451	54,093

	Taiwan Dollar	Sell	10/19/11	391,619	409,266	17,647

	Thai Baht	Sell	10/19/11	52,196	52,546	350

	Turkish Lira	Sell	10/19/11	161,085	169,397	8,312

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	10/19/11	2,910,876	2,969,652	58,776

	Brazilian Real	Sell	10/19/11	548,338	619,386	71,048

	British Pound	Buy	10/19/11	2,441,882	2,412,946	28,936

	Canadian Dollar	Sell	10/19/11	1,286,971	1,305,763	18,792

	Chilean Peso	Buy	10/19/11	24,180	27,005	(2,825)

	Czech Koruna	Sell	10/19/11	25,471	25,815	344

	Euro	Sell	10/19/11	3,804,208	3,842,204	37,996

	Hungarian Forint	Sell	10/19/11	490,388	490,058	(330)

	Indian Rupee	Sell	10/19/11	892,362	942,656	50,294

	Japanese Yen	Buy	10/19/11	62,227	61,850	377

	Malaysian Ringgit	Buy	10/19/11	252,911	269,633	(16,722)

	Mexican Peso	Sell	10/19/11	745,557	820,972	75,415

	New Zealand Dollar	Sell	10/19/11	38,431	41,898	3,467

	Norwegian Krone	Sell	10/19/11	2,543,240	2,762,906	219,666

	Polish Zloty	Sell	10/19/11	50,750	55,594	4,844

	Russian Ruble	Sell	10/19/11	2,716	2,960	244

	Singapore Dollar	Buy	10/19/11	59,773	64,341	(4,568)

	South African Rand	Sell	10/19/11	78,833	88,392	9,559

	South Korean Won	Sell	10/19/11	83,343	88,597	5,254

	Swedish Krona	Sell	10/19/11	1,495,951	1,525,864	29,913

	Swiss Franc	Sell	10/19/11	1,785,077	1,877,411	92,334

	Taiwan Dollar	Sell	10/19/11	729,335	742,858	13,523

	Turkish Lira	Buy	10/19/11	229,784	242,311	(12,527)

State Street Bank and Trust Co.

	Australian Dollar	Sell	10/19/11	1,386,653	1,399,243	12,590

	Brazilian Real	Sell	10/19/11	109,128	123,719	14,591

	British Pound	Buy	10/19/11	598,404	610,363	(11,959)

	Canadian Dollar	Sell	10/19/11	1,723,877	1,815,853	91,976

	Czech Koruna	Buy	10/19/11	278,732	294,049	(15,317)

	Euro	Sell	10/19/11	4,048,823	4,130,342	81,519

	Hungarian Forint	Buy	10/19/11	185,178	204,573	(19,395)

	Indonesian Rupiah	Sell	10/19/11	544,035	505,992	(38,043)

	Japanese Yen	Sell	10/19/11	3,274,649	3,271,308	(3,341)

	Malaysian Ringgit	Buy	10/19/11	343,194	366,129	(22,935)

	Mexican Peso	Sell	10/19/11	604,743	664,445	59,702

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $189,885,331) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Sell	10/19/11	$1,768,674	$1,917,843	$149,169

	Polish Zloty	Sell	10/19/11	597,964	614,221	16,257

	Russian Ruble	Buy	10/19/11	4,011	4,361	(350)

	Singapore Dollar	Buy	10/19/11	381,064	410,199	(29,135)

	South African Rand	Sell	10/19/11	285,296	320,066	34,770

	South Korean Won	Sell	10/19/11	470	513	43

	Swedish Krona	Buy	10/19/11	1,005,630	1,076,217	(70,587)

	Swiss Franc	Buy	10/19/11	1,472,631	1,551,363	(78,732)

	Taiwan Dollar	Sell	10/19/11	909,334	925,276	15,942

	Thai Baht	Buy	10/19/11	479,258	496,448	(17,190)

	Turkish Lira	Sell	10/19/11	6,123	6,450	327

UBS AG

	Australian Dollar	Sell	10/19/11	3,206,253	3,301,511	95,258

	Brazilian Real	Sell	10/19/11	484,627	548,829	64,202

	British Pound	Buy	10/19/11	1,129,798	1,116,399	13,399

	Canadian Dollar	Sell	10/19/11	2,028,361	2,052,144	23,783

	Czech Koruna	Sell	10/19/11	254,891	266,445	11,554

	Euro	Buy	10/19/11	5,447,004	5,538,177	(91,173)

	Hungarian Forint	Sell	10/19/11	311,496	344,147	32,651

	Indian Rupee	Sell	10/19/11	1,307,852	1,384,094	76,242

	Japanese Yen	Sell	10/19/11	1,740,566	1,730,344	(10,222)

	Mexican Peso	Sell	10/19/11	5,350	5,939	589

	New Zealand Dollar	Buy	10/19/11	208,165	227,000	(18,835)

	Norwegian Krone	Buy	10/19/11	800,813	868,997	(68,184)

	Polish Zloty	Sell	10/19/11	723,081	734,086	11,005

	Russian Ruble	Sell	10/19/11	2,725	2,967	242

	Singapore Dollar	Buy	10/19/11	394,610	424,572	(29,962)

	South African Rand	Sell	10/19/11	353,420	344,315	(9,105)

	South Korean Won	Sell	10/19/11	140,829	149,601	8,772

	Swedish Krona	Buy	10/19/11	544,155	559,275	(15,120)

	Swiss Franc	Sell	10/19/11	1,539,915	1,622,396	82,481

	Taiwan Dollar	Sell	10/19/11	364,781	381,545	16,764

	Thai Baht	Sell	10/19/11	55,911	56,226	315

	Turkish Lira	Buy	10/19/11	10,259	10,811	(552)

Westpac Banking Corp.

	Australian Dollar	Sell	10/19/11	1,172,212	1,267,296	95,084

	British Pound	Buy	10/19/11	538,892	541,149	(2,257)

	Canadian Dollar	Sell	10/19/11	146,784	154,594	7,810

	Euro	Sell	10/19/11	525,324	547,399	22,075

	Japanese Yen	Buy	10/19/11	1,269,687	1,261,946	7,741

	New Zealand Dollar	Buy	10/19/11	5,871	6,399	(528)

	Norwegian Krone	Buy	10/19/11	345,820	368,604	(22,784)

	Swedish Krona	Sell	10/19/11	793,760	849,928	56,168

	Swiss Franc	Sell	10/19/11	32,593	34,333	1,740

Total						$3,716,172

FUTURES CONTRACTS OUTSTANDING at 9/30/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	11	$1,021,971	Dec-11	$(7,649)

Canadian Government Bond
10 yr (Long)	39	4,965,029	Dec-11	80,148

Euro-Bobl 5 yr (Short)	6	983,391	Dec-11	3,442

Euro-Bund 10 yr (Long)	61	11,173,352	Dec-11	(93,184)

Euro-Schatz 2 yr (Long)	25	3,677,921	Dec-11	(10,482)

Euro-Swiss Franc 3 Month (Short)	16	4,419,262	Dec-11	(31,645)

Euro-Swiss Franc 3 Month (Short)	38	10,505,191	Jun-12	(127,428)

Euro-Swiss Franc 3 Month (Short)	38	10,498,896	Dec-12	(158,327)

Euro-Swiss Franc 3 Month (Short)	38	10,503,093	Mar-12	(100,755)

Japanese Government Bond
10 yr (Long)	2	3,690,212	Dec-11	(13,244)

Japanese Government Bond
10 yr Mini (Long)	11	2,029,759	Dec-11	(6,479)

U.K. Gilt 10 yr (Short)	3	609,231	Dec-11	(11,351)

U.S. Treasury Bond 20 yr (Short)	17	2,424,625	Dec-11	(60,501)

U.S. Treasury Bond 30 yr (Long)	42	6,662,250	Dec-11	669,623

U.S. Treasury Note 10 yr (Long)	343	44,622,156	Dec-11	101,457

Total				$233,625

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	$5,571,800	Aug-15/4.375	$351,971

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,571,800	Aug-15/4.375	1,726,924

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	5,571,800	Aug-15/4.46	333,026

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	5,571,800	Aug-15/4.46	1,797,797

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	526,562	Sep-16/3.49	33,799

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	526,562	Sep-16/3.49	45,874

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	$26,715,351	Aug-16/5.35	$714,636

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	26,715,351	Aug-16/4.35	3,591,879

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	11,059,894	Aug-16/4.28	474,093

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	11,059,894	Aug-16/4.28	1,440,441

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	7,865,832	Aug-16/4.68	276,877

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	7,865,832	Aug-16/4.68	1,216,058

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	6,554,860	Jul-16/4.67	231,387

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	6,554,860	Jul-16/4.67	1,009,448

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	6,554,860	Jul-16/4.80	216,966

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	6,554,860	Jul-16/4.80	1,064,509

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	2,621,944	Jul-16/4.80	86,786

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	2,621,944	Jul-16/4.80	425,804

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	6,554,860	Jul-16/4.815	214,999

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	$6,554,860	Jul-16/4.815	$1,071,064

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	3,686,784	Jul-16/4.79	125,498

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	3,686,784	Jul-16/4.79	597,738

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	6,572,614	Jul-16/4.74	228,596

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	6,572,614	Jul-16/4.74	1,044,586

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	3,945,779	Jun-16/5.86	84,203

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	3,945,779	Jun-16/4.86	658,945

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.61%
versus the three month USD-LIBOR-BBA maturing
June 24, 2021.	1,659,222	Jun-16/4.61	31,210

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.61% versus
the three month USD-LIBOR-BBA maturing
June 24, 2021.	1,659,222	Jun-16/4.61	145,796

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	6,121,390	Jun-16/4.815	201,210

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	6,121,390	Jun-16/4.815	1,006,112

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.12%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	556,661	Jun-16/5.12	8,411

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	547,769	Jun-16/4.89	8,655

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	$544,291	Jun-16/4.575	$10,287

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
June 6, 2021.	556,661	Jun-16/4.12	39,668

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	547,769	Jun-16/4.39	43,822

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	544,291	Jun-16/4.575	47,310

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 17, 2021.	24,507,428	May-16/4.705	432,556

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 17, 2021.	24,507,428	May-16/4.705	2,250,762

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	41,033,400	Sep-15/4.04	1,681,138

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	41,033,400	Sep-15/4.04	4,863,700

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,584,020	Feb-15/5.36	26,897

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,584,020	Feb-15/5.36	340,770

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,766,760	Feb-15/5.27	102,360

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,766,760	Feb-15/5.27	1,201,620

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	4,860,379	Aug-14/4.20	125,835

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	$4,860,379	Aug-14/4.20	$666,309

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	4,050,316	Jul-14/4.19	104,863

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	4,050,316	Jul-14/4.19	553,881

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,620,126	Jul-14/4.34	38,154

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	4,050,316	Jul-14/4.35	94,777

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,620,126	Jul-14/4.34	238,337

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	4,050,316	Jul-14/4.35	598,677

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	4,050,326	Jul-14/4.3725	93,198

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	4,050,326	Jul-14/4.375	605,564

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	2,278,102	Jul-14/4.36	52,601

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	2,278,102	Jul-14/4.36	338,845

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	4,061,287	Jul-14/4.29	97,877

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	4,061,287	Jul-14/4.29	584,094

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	$1,469,000	Sep-13/4.82	$189,369

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	26,365,900	Aug-12/2.855	503,220

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	26,365,900	Aug-12/2.855	1,693,745

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of
2.73% versus the three month USD-LIBOR-BBA
August 14, 2022.	5,475,900	Aug-12/2.73	123,427

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 14, 2022.	5,475,900	Aug-12/2.73	307,527

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	25,011,500	May-12/5.51	7,327,119

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	6,409,500	Apr-12/4.8675	1,859

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	6,409,500	Apr-12/4.8675	1,521,487

Option on an interest rate swap with UBS AG for
the obligation to pay a fixed rate of 0.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	CHF 15,780,000	Jan-12/0.722	173,468

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	20,435,264	Dec-11/2.28	5,109

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	20,435,264	Dec-11/2.28	925,922

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	25,357,116	Dec-11/1.29	130,843

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	25,357,116	Dec-11/1.29	206,153

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 9, 2016.	$13,669,005	Dec-11/2.225	$2,870

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 9, 2016.	13,669,005	Dec-11/2.225	588,314

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	9,568,359	Dec-11/2.24	1,818

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	9,568,359	Dec-11/2.24	419,190

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	773,326	Oct-11/2.47	—

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	773,326	Oct-11/1.97	26,363

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	1,469,000	Sep-13/4.82	4,833

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	25,011,500	May-12/5.51	4,002

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	10,398,887	May-16/5.11	157,127

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	10,238,704	May-16/4.86	167,300

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	10,187,746	May-16/4.60	189,696

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.11% versus
the three month USD-LIBOR-BBA maturing
June 1, 2021.	10,398,887	May-16/4.11	737,801

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	10,238,704	May-16/4.36	811,008

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $36,215,870) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing
June 1, 2021.	$10,187,746	May-16/4.60	$894,892

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	18,914,561	May-16/4.765	327,033

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	18,914,561	May-16/4.765	1,777,401

Total			$54,918,096

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$10,823,000	$696,460	8/16/21	4.765%	3 month USD-
					LIBOR-BBA	$(1,997,337)

	5,530,000	356,132	8/17/21	4.55%	3 month USD-
					LIBOR-BBA	(909,942)

	7,124,000	459,854	8/19/21	4.475%	3 month USD-
					LIBOR-BBA	(1,120,516)

	93,275,300	10,721	7/8/13	0.68%	3 month USD-
					LIBOR-BBA	(279,042)

	20,224,200	64,882	7/8/26	3.76%	3 month USD-
					LIBOR-BBA	(3,440,147)

	22,462,300	—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	(53,887)

	29,831,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(38,459)

	3,161,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	21,717

	40,849,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(22,875)

	5,357,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(452,910)

	100,775,800	(150,873)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(3,962,908)

AUD	2,550,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(262,038)

CAD	1,455,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	272

EUR	15,700,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	401,176

JPY	747,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	32,873

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
$13,001,017	$117,659	9/8/16	2.065%	3 month USD-
				LIBOR-BBA	$(413,366)

2,568,000	—	9/15/20	2.032%	3 month USD-
				LIBOR-BBA	(10,834)

92,013,300	14,560	9/16/15	3 month USD-
			LIBOR-BBA	0.91%	(193,049)

29,029,300	(193,584)	9/16/41	3 month USD-
			LIBOR-BBA	3.04%	1,946,781

9,445,000	—	9/19/20	2.12%	3 month USD-
				LIBOR-BBA	(106,444)

4,775,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.035%	345,972

9,186,000	—	9/20/20	2.136%	3 month USD-
				LIBOR-BBA	(115,333)

18,755,700	—	9/21/13	3 month USD-
			LIBOR-BBA	0.4925%	(29,355)

80,063,900	31,905	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	145,278

45,051,100	—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	84,308

6,511,000	—	9/22/21	3 month USD-
			LIBOR-BBA	2.18%	47,245

2,981,000	—	9/22/41	2.975%	3 month USD-
				LIBOR-BBA	(177,712)

29,831,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(39,419)

27,385,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(30,466)

15,254,000	—	9/28/21	2.041%	3 month USD-
				LIBOR-BBA	91,679

92,615,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(117,496)

77,983,700	(143,148)	6/17/16	3 month USD-
			LIBOR-BBA	1.93%	2,983,906

19,398,800	71,980	6/17/41	4.04%	3 month USD-
				LIBOR-BBA	(5,611,177)

4,100,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	140,788

3,838,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	16,962

37,756,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(34,264)

2,091,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(10,998)

567,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.225%	6,113

4,700,000	—	6/20/41	3.91625%	3 month USD-
				LIBOR-BBA	(1,252,362)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$994,000	$—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	$(25,486)

37,786,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(25,506)

3,022,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	6,307

4,066,900	—	3/10/18	3.06%	3 month USD-
				LIBOR-BBA	(375,811)

5,241,000	—	6/28/41	3.885%	3 month USD-
				LIBOR-BBA	(1,358,237)

3,230,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	833,673

10,140,000	—	6/29/41	3 month USD-
			LIBOR-BBA	3.85488%	2,565,938

6,000,000	—	6/30/41	3 month USD-
			LIBOR-BBA	3.92%	1,600,372

7,342,100	—	7/5/41	4.08%	3 month USD-
				LIBOR-BBA	(2,196,433)

6,067,000	—	7/13/41	3.948%	3 month USD-
				LIBOR-BBA	(1,641,531)

5,522,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(1,414,143)

1,019,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	262,167

8,186,733	(126,076)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	658,330

858,000	(1,133)	3/30/31	4.17%	3 month USD-
				LIBOR-BBA	(213,587)

102,577,100	242,263	7/22/20	3 month USD-
			LIBOR-BBA	2.86%	8,268,172

3,671,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	1,006,370

2,946,000	—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	805,339

3,532,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(908,054)

5,604,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(1,370,935)

4,114,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(812,273)

1,931,000	—	8/5/41	3 month USD-
			LIBOR-BBA	3.58%	368,539

1,598,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(272,015)

5,584,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	957,830

829,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	157,066

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$6,677,000	$—	8/17/41	3.343%	3 month USD-
					LIBOR-BBA	$(933,853)

	17,213,000	—	8/17/21	3 month USD-
				LIBOR-BBA	2.39%	507,378

	117,189,648 E	—	3/21/13	3 month USD-
				LIBOR-BBA	0.44125%	(176,956)

	1,446,000	—	8/19/21	2.27%	3 month USD-
					LIBOR-BBA	(26,382)

	2,709,000	—	8/22/21	2.209%	3 month USD-
					LIBOR-BBA	(33,462)

	4,149,000	—	8/23/21	2.23667%	3 month USD-
					LIBOR-BBA	(61,582)

	1,252,000	—	8/23/21	2.215%	3 month USD-
					LIBOR-BBA	(16,075)

	1,972,000	—	8/31/21	2.348%	3 month USD-
					LIBOR-BBA	(48,706)

	3,225,000	—	8/31/21	2.3675%	3 month USD-
					LIBOR-BBA	(85,479)

	14,440,000	(59,204)	8/8/16	3 month USD-
				LIBOR-BBA	2.065%	560,071

	15,550,000	(89,024)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	603,150

	10,479,000	—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	(226,344)

	1,453,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(168,662)

	5,058,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	37,540

	5,058,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	42,226

	1,164,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(66,436)

	6,425,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.186%	57,197

	2,409,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	(10,611)

	568,000	—	9/12/41	3.012%	3 month USD-
					LIBOR-BBA	(38,710)

	4,635,000	—	9/12/21	2.178%	3 month USD-
					LIBOR-BBA	(36,346)

	3,310,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	(15,701)

	730,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(44,011)

AUD	17,800,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(815,947)

AUD	13,530,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	1,088,633

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
AUD	4,030,000	$—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	$(401,689)

EUR	27,700,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	668,413

EUR	34,625,000	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(812,772)

EUR	2,604,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	663

EUR	1,476,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	(1,862)

GBP	4,150,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(31,571)

GBP	6,110,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(366,341)

GBP	2,735,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(282,999)

GBP	9,240,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	764,343

Citibank, N.A.
	$462,000	—	9/23/13	0.459%	3 month USD-
					LIBOR-BBA	1,029

	1,577,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	4,929

	15,198,700	(149,738)	9/26/20	3 month USD-
				LIBOR-BBA	1.96%	(190,736)

	20,317,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.55625%	(7,497)

	18,436,000	—	10/3/20	2.04%	3 month USD-
					LIBOR-BBA	(70,776)

	16,787,500	—	10/3/21	3 month USD-
				LIBOR-BBA	2.159%	74,201

	1,157,000	—	10/3/41	2.804%	3 month USD-
					LIBOR-BBA	(26,550)

	966,000	—	8/4/16	1.54375%	3 month USD-
					LIBOR-BBA	(17,039)

	6,807,000	—	8/5/16	3 month USD-
				LIBOR-BBA	1.4925%	102,628

	275,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(52,561)

	2,033,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(360,479)

	10,000,000	—	8/31/21	3 month USD-
				LIBOR-BBA	2.425%	318,129

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$11,060,000	$712,817	8/17/21	4.49%	3 month USD-
					LIBOR-BBA	$(1,758,132)

SEK	8,924,400	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	(7,979)

SEK	9,064,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	(1,490)

SEK	28,092,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(210,427)

SEK	28,709,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(216,388)

Credit Suisse International
	$72,325,400	(35,213)	5/27/16	3 month USD-
				LIBOR-BBA	2.02%	3,276,873

	18,646,000	—	6/30/21	3 month USD-
				LIBOR-BBA	3.159%	1,962,399

	2,071,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	20,509

	29,778,700	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	41,661

	1,700,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	(7,835)

	13,987,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(14,283)

	25,810,400	—	10/3/20	2.055%	3 month USD-
					LIBOR-BBA	(121,825)

	23,502,500	—	10/3/21	3 month USD-
				LIBOR-BBA	2.172%	131,849

	51,053,600	(68,044)	3/14/16	3 month USD-
				LIBOR-BBA	2.35%	2,752,554

	26,200,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(146,458)

	54,425,800	(11,135)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(2,311,555)

	5,028,100	25,961	8/15/21	3 month USD-
				LIBOR-BBA	2.34%	151,696

	1,751,000	—	8/18/21	2.4055%	3 month USD-
					LIBOR-BBA	(53,993)

	711,000	—	8/18/41	3 month USD-
				LIBOR-BBA	3.3688%	103,249

	606,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(50,496)

	490,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(12,819)

	32,517,200	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(1,053,495)

	9,144,900	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	1,125,573

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$5,058,000	$—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	$37,540

	2,777,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	(149,092)

CHF	5,437,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(30,187)

GBP	6,112,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	302,225

MXN	33,670,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	37,327

Deutsche Bank AG
	$127,189,000	(157,194)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(5,405,196)

	2,839,000	—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	(13,204)

	2,656,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	145,950

	9,275,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(17,418)

	5,271,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(64,210)

	27,385,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(30,193)

	325,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	1,736

	13,241,400	(31,659)	3/10/18	3.41%	3 month USD-
					LIBOR-BBA	(1,545,309)

	165,330,400	(117,153)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(6,795,185)

	3,161,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	23,172

	29,497,600	—	10/3/20	2.034%	3 month USD-
					LIBOR-BBA	(87,313)

	26,860,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.153%	103,680

	4,093,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	(1,347)

	3,188,000	—	10/4/14	3 month USD-
				LIBOR-BBA	0.7175%	(2,024)

	102,662,400	(56,004)	7/18/14	0.96%	3 month USD-
					LIBOR-BBA	(962,447)

	2,791,000	—	7/27/41	3.95%	3 month USD-
					LIBOR-BBA	(752,956)

	2,565,013	—	8/8/20	2.547%	3 month USD-
					LIBOR-BBA	(129,548)

	30,595,700	—	8/12/16	3 month USD-
				LIBOR-BBA	1.255%	92,046

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$8,912,800	$—	8/12/41	3.32%	3 month USD-
					LIBOR-BBA	$(1,206,875)

	22,358,900	—	8/15/41	3.300791%	3 month USD-
					LIBOR-BBA	(2,931,566)

	6,031,100	—	8/16/21	3 month USD-
				LIBOR-BBA	2.4775%	227,048

	6,602,300	—	8/16/16	1.24%	3 month USD-
					LIBOR-BBA	(13,332)

	2,261,400	—	8/16/21	3 month USD-
				LIBOR-BBA	2.435%	76,239

	433,800	—	8/16/41	3.36%	3 month USD-
					LIBOR-BBA	(62,259)

	2,137,000	—	8/18/41	3.37%	3 month USD-
					LIBOR-BBA	(310,864)

	7,140,200	—	8/22/21	3 month USD-
				LIBOR-BBA	2.218%	94,122

	10,049,300	—	8/24/16	1.23%	3 month USD-
					LIBOR-BBA	(10,136)

	16,865,900	—	8/24/21	2.271%	3 month USD-
					LIBOR-BBA	(302,380)

	10,831,200	—	8/24/41	3 month USD-
				LIBOR-BBA	3.081%	910,482

	29,438,700	—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	(881,768)

	10,263,500	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	1,208,101

	1,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(30,148)

	11,396,000	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	125,583

	6,910,000	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(548,031)

	3,196,000	—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	9,611

	106,000,000	—	3/4/14	2.54%	3 month USD-
					LIBOR-BBA	(5,053,267)

	9,348,258	(299,144)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	2,473,825

EUR	23,640,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,957,288)

KRW	3,486,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(3,585)

KRW	3,478,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(87,617)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
KRW	3,478,000,000	$—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	$(90,455)

KRW	3,449,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(90,236)

MXN	33,670,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	47,860

Goldman Sachs International
	$9,445,000	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	(117,255)

	4,775,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	361,037

	216,000	—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(16,999)

	64,530,000	—	6/8/18	2.52375%	3 month USD-
					LIBOR-BBA	(4,149,754)

	21,747,300	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	30,425

	4,391,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	35,435

	32,693,900	—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	60,132

	19,605,300	—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(46,042)

	24,038,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(31,476)

	6,350,000	—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(97,158)

	13,164,852	(478,542)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	3,109,555

	7,029,000	—	9/28/41	2.69625%	3 month USD-
					LIBOR-BBA	(4,108)

	26,659,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.5125%	(32,991)

	200,000	—	9/29/41	3 month USD-
				LIBOR-BBA	2.87%	7,414

	3,564,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.15125%	14,538

	3,479,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.558%	(1,287)

	1,037,000	—	7/1/41	3 month USD-
				LIBOR-BBA	4.02625%	298,799

	3,480,700	—	7/5/41	3 month USD-
				LIBOR-BBA	4.055%	1,022,860

	46,224,300	(19,650)	7/20/16	3 month USD-
				LIBOR-BBA	1.79%	1,395,775

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$2,080,000	$—	7/21/41	3.935%	3 month USD-
				LIBOR-BBA	$(555,583)

22,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.9325%	5,857

17,618,500 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(87,564)

27,794,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(2,670,741)

10,178,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	2,716,674

3,442,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(917,328)

2,626,000	—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	(664,039)

4,464,000	—	8/2/21	3.00125%	3 month USD-
				LIBOR-BBA	(389,318)

3,151,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(759,387)

2,381,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(542,360)

3,161,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(695,644)

2,333,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(509,993)

380,000	—	8/4/41	3 month USD-
			LIBOR-BBA	3.6225%	75,969

4,127,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(798,964)

1,598,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(272,015)

1,245,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	226,681

1,379,000	—	8/10/41	3.435%	3 month USD-
				LIBOR-BBA	(220,432)

2,640,500	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(316,533)

2,611,900	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(377,827)

12,062,200	—	8/16/21	3 month USD-
			LIBOR-BBA	2.47%	445,661

3,900,000	—	8/18/21	2.3425%	3 month USD-
				LIBOR-BBA	(97,578)

540,000	—	8/24/41	3 month USD-
			LIBOR-BBA	3.075%	44,709

11,800,000	—	8/24/16	3 month USD-
			LIBOR-BBA	1.235%	14,794

250,000	—	8/24/21	3 month USD-
			LIBOR-BBA	2.2625%	4,285

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$7,773,400	$(22,219)	5/9/20	3 month USD-
				LIBOR-BBA	3.15%	$827,143

	9,101,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(195,880)

	2,384,000	—	9/1/41	3 month USD-
				LIBOR-BBA	3.195%	256,331

	2,419,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	(37,829)

	2,131,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(150,006)

	639,000	—	9/13/21	3 month USD-
				LIBOR-BBA	2.16625%	4,278

EUR	11,970,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	274,928

EUR	4,500,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	6,734

EUR	23,000,000	—	9/29/12	1.56%	6 month EUR-
					EURIBOR-
					REUTERS	7,099

EUR	5,400,000	—	9/29/13	1.47%	6 month EUR-
					EURIBOR-
					REUTERS	4,385

EUR	20,400,000	—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	4,382

EUR	13,100,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	19,603

EUR	20,760,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(386,281)

GBP	5,247,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	10,000

GBP	2,735,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(45,016)

GBP	4,961,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	24,569

GBP	4,763,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(264,751)

GBP	4,763,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(223,676)

KRW	5,824,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	11,384

KRW	5,571,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(128,930)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
KRW	3,333,000,000	$—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	$(84,815)

KRW	6,372,601,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	99,586

SEK	6,770,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(14,559)

JPMorgan Chase Bank, N.A.
	$7,705,600	24,411	3/11/26	4.12%	3 month USD-
					LIBOR-BBA	(1,603,833)

	52,500,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(299,775)

	19,900,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(117,012)

	49,660,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(58,745)

	27,385,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(30,193)

	7,114,000	(238,319)	9/8/41	3 month USD-
				LIBOR-BBA	4.0275%	1,769,741

	9,248,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(879,158)

	7,402,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	49,748

	3,130,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.203%	27,422

	5,920,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.184%	39,782

	1,260,000	—	10/4/41	2.75%	3 month USD-
					LIBOR-BBA	(14,343)

	11,839,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.58%	501

	1,694,000	—	8/8/41	3.466%	3 month USD-
					LIBOR-BBA	(282,133)

	1,016,000	—	8/8/41	3.4275%	3 month USD-
					LIBOR-BBA	(160,957)

	1,213,000	—	8/9/41	3.485%	3 month USD-
					LIBOR-BBA	(206,785)

	72,889,500	13,012	3/31/16	3 month USD-
				LIBOR-BBA	2.42%	4,194,463

	2,428,000	—	8/19/41	3.217%	3 month USD-
					LIBOR-BBA	(274,679)

	87,594,500	(9,381)	8/19/13	0.44%	3 month USD-
					LIBOR-BBA	184,561

	6,018,000	—	8/19/21	3 month USD-
				LIBOR-BBA	2.296%	124,243

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$50,000	$—	8/23/41	3 month USD-
				LIBOR-BBA	3.088%	$4,281

	10,549,000	—	8/23/21	3 month USD-
				LIBOR-BBA	2.243%	162,764

	1,882,000	—	8/30/21	3 month USD-
				LIBOR-BBA	2.4225%	58,973

	9,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(271,331)

	460,000	—	9/2/41	3.187%	3 month USD-
					LIBOR-BBA	(48,647)

	6,397,000	—	9/2/21	3 month USD-
				LIBOR-BBA	2.35%	156,723

	4,769,200	(244,422)	8/5/41	3 month USD-
				LIBOR-BBA	4.555%	1,647,190

	20,362,000	1,278,734	7/26/21	4.525%	3 month USD-
					LIBOR-BBA	(3,377,227)

	30,543,000	1,932,840	7/27/21	4.745%	3 month USD-
					LIBOR-BBA	(5,670,029)

	1,000,000	—	9/6/21	2.4%	3 month USD-
					LIBOR-BBA	(28,787)

	13,458,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	36,620

	16,127,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	(93,648)

	2,081,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(129,068)

	4,227,000	—	9/19/21	3 month USD-
				LIBOR-BBA	2.266%	65,090

	3,844,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(2,216)

CAD	5,275,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	10,913

CAD	8,635,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(17,864)

CAD	3,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	7,179

CAD	2,031,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(733)

EUR	27,700,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	702,739

EUR	27,700,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(674,905)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	2,402,400,000	$—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	$349,137

JPY	511,900,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	321,951

JPY	598,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(308,030)

JPY	1,307,380,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(189,389)

JPY	1,303,760,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	119,817

JPY	358,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	147,608

JPY	482,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(99,066)

JPY	294,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(3,921)

MXN	19,054,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(11,448)

MXN	24,639,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(14,640)

MXN	4,810,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	7,879

MXN	24,320,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	36,053

MXN	66,197,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	98,135

MXN	24,320,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(10,297)

MXN	37,740,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	4,858

UBS, AG
AUD	6,511,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(15,780)

AUD	5,818,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	4,373

CHF	28,420,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(389,876)

Total						$(38,623,348)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$739,055	1/12/40	5.00% (1 month	Synthetic MBX	$(1,956)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

921,854	1/12/40	4.50% (1 month	Synthetic MBX	(1,097)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

4,573,286	1/12/38	(6.50%) 1 month	Synthetic TRS	69,450
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,340,029	1/12/40	5.00% (1 month	Synthetic MBX	(3,547)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,003,590	1/12/41	5.00% (1 month	Synthetic MBX	(2,815)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

5,602,304	1/12/38	(6.50%) 1 month	Synthetic MBX	43,691
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

4,581,119	1/12/38	(6.50%) 1 month	Synthetic MBX	35,727
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

3,302,583	1/12/41	5.00% (1 month	Synthetic MBX	(9,263)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,376,454	1/12/40	4.00% (1 month	Synthetic MBX	2,733
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

160,572	1/12/40	4.00% (1 month	Synthetic TRS	(4,231)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

5,320,000	4/7/16	(2.63%)	USA Non Revised	(191,227)
			Consumer Price
			Index — Urban
			(CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,597,731	1/12/41	5.00% (1 month	Synthetic MBX	$(7,286)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

3,822,772	1/12/38	(6.50%) 1 month	Synthetic MBX	29,813
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

3,434,694	1/12/40	4.00% (1 month	Synthetic MBX	6,819
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

9,628,901	1/12/40	5.00% (1 month	Synthetic TRS	(132,745)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

7,034,956	1/12/40	4.50% (1 month	Synthetic MBX	(8,371)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

14,234,703	1/12/41	5.00% (1 month	Synthetic MBX	(35,107)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

3,107,753	1/12/41	5.00% (1 month	Synthetic MBX	(8,717)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

647,478	1/12/40	5.00% (1 month	Synthetic MBX	(1,714)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

2,099,117	1/12/40	5.00% (1 month	Synthetic MBX	(5,557)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,521,752	1/12/40	5.00% (1 month	Synthetic MBX	(4,028)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

122,136	1/12/38	(6.50%) 1 month	Synthetic TRS	1,855
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

5,278,659	1/12/41	5.00% (1 month	Synthetic TRS	(110,747)
		USD-LIBOR)	Index 5.00%
			30 year Ginnie Mae II
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$2,020,169	1/12/41	5.00% (1 month	Synthetic MBX	$(5,666)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	4,329,552	1/12/41	5.00% (1 month	Synthetic MBX	(12,144)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	3,779,699	1/12/41	5.00% (1 month	Synthetic MBX	(10,602)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

GBP	7,270,000	5/18/13	(3.38%)	GBP Non-revised	137,483
				UK Retail Price
				Index

Credit Suisse International
	$2,144,779	1/12/41	4.50% (1 month	Synthetic MBX	(8,378)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	1,731,821	1/12/41	5.00% (1 month	Synthetic MBX	(4,858)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,771,443	1/12/40	5.00% (1 month	Synthetic TRS	(24,421)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	2,403,181	1/12/40	5.00% (1 month	Synthetic TRS	(33,130)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	2,320,876	1/12/38	(6.50%) 1 month	Synthetic MBX	18,100
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

	632,454	1/12/40	5.00% (1 month	Synthetic TRS	(8,719)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Deutsche Bank AG
	1,968,190	1/12/40	(5.00%) 1 month	Synthetic TRS	27,134
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

	2,320,876	1/12/38	(6.50%) 1 month	Synthetic MBX	18,100
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$3,040,000	3/1/16	2.47%	USA Non Revised	$66,667
			Consumer Price
			Index — Urban
			(CPI-U)

2,280,000	3/3/16	2.45%	USA Non Revised	47,903
			Consumer Price
			Index — Urban
			(CPI-U)

3,928,682	1/12/39	(6.00%) 1 month	Synthetic TRS	64,982
		USD-LIBOR	Index 6.00%
			30 year Fannie Mae
			pools

3,306,073	1/12/40	(5.00%) 1 month	Synthetic TRS	45,578
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

Total				$(20,291)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(18,605)	$2,090,000	12/20/19	(100 bp)	$331,072

Ukraine (Government
of), 7.65%, 6/11/13	—	—	1,105,000	10/20/11	194 bp	6,760

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	—	—	775,000	10/20/17	105 bp	(39,631)

United Mexican
States, 7.5%, 4/8/33	—	—	1,495,000	3/20/14	56 bp	(32,018)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	—	—	EUR 425,000	9/20/13	715 bp	44,085

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	—	—	EUR 400,000	9/20/13	477 bp	15,182

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	—	—	EUR 400,000	9/20/13	535 bp	21,167

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	—	—	EUR 420,000	3/20/13	680 bp	$(401,121)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
17 Version 1 Index	B+	256,586	$2,582,000	12/20/16	500 bp	(56,051)

Republic of
Argentina, 8.28%,
12/31/33	—	—	705,000	6/20/14	235 bp	(123,175)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	1,190,000	11/20/11	(170 bp)	(7,935)

Republic of
Venezuela, 9 1/4%,
9/15/27	—	—	510,000	10/20/12	339 bp	(12,000)

Total						$(253,665)

*Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$—	$400

Energy	—	—	3,091

Total common stocks	—	—	3,491

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$36,311,444	$—

Convertible bonds and notes	—	406,888	—

Convertible preferred stocks	—	281,388	—

Corporate bonds and notes	—	102,038,458	12,383

Foreign government bonds and notes	—	30,617,895	—

Mortgage-backed securities	—	82,141,475	—

Preferred stocks	—	132,592	—

Purchased options outstanding	—	28,255,294	—

Senior loans	—	9,584,721	—

U.S. Government and Agency Mortgage Obligations	—	31,252,462	—

U.S. Treasury Obligations	—	4,852,920	—

Warrants	—	230	15,889

Short-term investments	66,991,032	84,498,129	—

Totals by level	$66,991,032	$410,373,896	$31,763

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	3,716,172	—

Futures contracts	233,625	—	—

Written options	—	(54,918,096)	—

Interest rate swap contracts	—	(41,976,680)	—

Total return swap contracts	—	(20,291)	—

Credit default contracts	—	(491,646)	—

Totals by level	$233,625	$(93,690,541)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $413,780,150)	$410,405,659
Affiliated issuers (identified cost $66,991,032) (Note 6)	66,991,032

Cash	330,108

Dividends, interest and other receivables	4,113,083

Receivable for investments sold	2,865,773

Unrealized appreciation on swap contracts (Note 1)	66,856,680

Receivable for variation margin (Note 1)	213,712

Unrealized appreciation on forward currency contracts (Note 1)	5,683,058

Premium paid on swap contracts (Note 1)	2,719,464

Total assets	560,178,569

LIABILITIES

Distributions payable to shareholders	1,909,618

Payable for investments purchased	2,754,975

Payable for purchases of delayed delivery securities (Note 1)	29,649,481

Payable for compensation of Manager (Note 2)	699,681

Payable for investor servicing fees (Note 2)	14,859

Payable for custodian fees (Note 2)	60,877

Payable for Trustee compensation and expenses (Note 2)	126,595

Payable for administrative services (Note 2)	1,731

Unrealized depreciation on forward currency contracts (Note 1)	1,966,886

Written options outstanding, at value (premiums received $36,215,870) (Notes 1 and 3)	54,918,096

Premium received on swap contracts (Note 1)	6,310,777

Unrealized depreciation on swap contracts (Note 1)	105,753,984

Collateral on certain derivative contracts, at value (Note 1)	4,852,920

Other accrued expenses	130,146

Total liabilities	209,150,626

Net assets	$351,027,943

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$513,314,425

Distributions in excess of net investment income (Note 1)	(5,637,321)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(99,635,135)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(57,014,026)

Total — Representing net assets applicable to capital shares outstanding	$351,027,943

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($351,027,943 divided by 65,690,624 shares)	$5.34

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (net of foreign tax of $17,926 ) (including interest income of $40,237
from investments in affiliated issuers) (Note 6)	$26,436,588

Dividends	25,879

Total investment income	26,462,467

EXPENSES

Compensation of Manager (Note 2)	2,874,366

Investor servicing fees (Note 2)	191,582

Custodian fees (Note 2)	141,907

Trustee compensation and expenses (Note 2)	32,586

Administrative services (Note 2)	11,077

Other	344,835

Total expenses	3,596,353

Expense reduction (Note 2)	(1,571)

Net expenses	3,594,782

Net investment income	22,867,685

Net realized gain on investments (Notes 1 and 3)	29,716,255

Net realized gain on swap contracts (Note 1)	3,301,718

Net realized loss on futures contracts (Note 1)	(8,585,339)

Net realized loss on foreign currency transactions (Note 1)	(6,501,823)

Net realized gain on written options (Notes 1 and 3)	12,434,641

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,892,883

Net unrealized depreciation of investments, futures contracts, swap contracts,
and written options during the year	(56,990,984)

Net loss on investments	(24,732,649)

Net decrease in net assets resulting from operations	$(1,864,964)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$22,867,685	$37,634,058

Net realized gain on investments and foreign
currency transactions	30,365,452	52,327,882

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(55,098,101)	(27,125,881)

Net increase (decrease) in net assets resulting
from operations	(1,864,964)	62,836,059

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(30,037,712)	(69,922,875)

Increase in capital share transactions from reinvestment
of distributions	1,575,240	5,053,775

Total decrease in net assets	(30,327,436)	(2,033,041)

NET ASSETS

Beginning of year	381,355,379	383,388,420

End of year (including distributions in excess of net investment
income of $5,637,321 and $1,338,399, respectively)	$351,027,943	$381,355,379

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	65,424,306	64,565,117

Shares issued in connection with reinvestment of distributions	266,318	859,189

Shares outstanding at end of year	65,690,624	65,424,306

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$5.83	$5.94	$5.88	$7.13	$7.08
Investment operations:

Net investment income [a]	.35	.58	.34	.49 [f]	.36 [f]

Net realized and unrealized
gain (loss) on investments	(.38)	.39	.24	(1.28)	.01

Total from investment operations	(.03)	.97	.58	(.79)	.37

Less distributions:

From net investment income	(.46)	(1.08)	(.54)	(.49)	(.36)

Total distributions	(.46)	(1.08)	(.54)	(.49)	(.36)

Increase from shares repurchased	—	—	.02	.03	.04

Net asset value, end of period	$5.34	$5.83	$5.94	$5.88	$7.13

Market value, end of period	$5.05	$6.28	$5.99	$5.39	$6.41

Total return at market value (%) [b]	(13.01)	25.33	24.66	(8.92)	10.15

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$351,028	$381,355	$383,388	$391,973	$578,811

Ratio of expenses to average
net assets (%) [c]	.94	.94 [d]	1.02 [d]	.96 [f]	.90 [f]

Ratio of expenses to average
net assets excluding interest
expense (%) [c]	.94	.94	.98	.96 [f]	.90 [f]

Ratio of net investment income
to average net assets (%)	5.97	9.82 [d]	7.05 [d]	7.29 [f]	5.01 [f]

Portfolio turnover (%) [e]	171	88	223	159	78

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes dollar roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 2,000 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 463,100,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $220,400,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,910,800,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $8,597,682 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $81,155,040 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $78,537,296 .

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011 the fund had a capital loss carryover of $93,118,382 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$7,342,291	September 30, 2015

11,586,218	September 30, 2016

28,970,279	September 30, 2017

45,219,594	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $1,974,684 of losses recognized during the period from November 1, 2010 to September 30, 2011.

S) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of capital loss carryover, dividends payable, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, and interest on foreign debt. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,871,105 to decrease distributions in excess of net investment income and $17,029,603 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $14,158,498.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$22,009,878
Unrealized depreciation	(32,115,731)

Net unrealized depreciation	(10,105,853)
Capital loss carryforward	(93,118,382)
Post-October loss	(1,974,684)
Cost for federal income tax purposes	$487,502,544

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.75%	of the first $500 million of average net assets,
0.65%	of the next $500 million of average net assets,
0.60%	of the next $500 million of average net assets,
0.55%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.49%	of the next $5 billion of average net assets,
0.48%	of the next $5 billion of average net assets,
0.47%	of the next $5 billion of average net assets,
0.46%	of the next $5 billion of average net assets,
0.45%	of the next $5 billion of average net assets,
0.44%	of the next $5 billion of average net assets,
0.43%	of the next $8.5 billion of average net assets,
0.42%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,571 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $261, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $574,454,624 and $653,188,638, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,070,938 and $2,072,656, respectively.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding at the	USD	696,813,160	$34,911,373
beginning of the reporting period	CHF	—	$—

Options opened	USD	687,490,360	26,143,671
	CHF	63,120,000	68,913

Options exercised	USD	(610,407,118)	(24,716,065)
	CHF	—	—

Options expired	USD	(3,157,400)	(144,293)
	CHF	—	—

Options closed	USD	—	—
	CHF	(47,340,000)	(47,729)

Written options outstanding at the	USD	770,739,002	$36,194,686
end of the reporting period	CHF	15,780,000	$21,184

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$436,871	Payables	$928,517

Foreign exchange
contracts	Receivables	5,683,058	Payables	1,966,886

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	16,119	(depreciation)	—

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Interest rate contracts	(depreciation)	98,249,237*	(depreciation)	166,675,385*

Total		$104,385,285		$169,570,788

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(68,353)	$(68,353)

Foreign exchange
contracts	—	—	—	(6,353,781)	—	$(6,353,781)

Interest rate contracts	10,369,856	—	(8,585,339)	—	3,370,071	$5,154,588

Total	$10,369,856	$—	$(8,585,339)	$(6,353,781)	$3,301,718	$(1,267,546)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(183,544)	$(183,544)

Foreign exchange
contracts	—	—	—	1,869,413	—	$1,869,413

Equity contracts	—	(10,505)	—	—	—	$(10,505)

Interest rate contracts	(6,818,792)	—	1,258,263	—	(14,501,961)	$(20,062,490)

Total	$(6,818,792)	$(10,505)	$1,258,263	$1,869,413	$(14,685,505)	$(18,387,126)

† For the reporting period, the transaction volume for warrants was minimal.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. During the reporting period the fund did not repurchase any common shares. At the close of the reporting period, Putnam Investments, LLC owned approximately 555 shares of the fund (0.0008% of the fund’s shares outstanding) valued at $2,963 based on net asset value.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $40,237 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $355,824,292 and $292,833,170, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $24,545,309 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Shareholder meeting results (Unaudited)

January 28, 2011 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	57,497,465	1,902,790

Barbara M. Baumann	57,502,268	1,894,546

Jameson A. Baxter	57,425,254	1,970,985

Charles B. Curtis	57,380,384	2,016,689

Robert J. Darretta	57,439,449	1,958,057

Myra R. Drucker*	57,470,192	1,925,935

John A. Hill	57,429,758	1,968,567

Paul L. Joskow	57,497,924	1,898,882

Kenneth R. Leibler	57,487,670	1,908,972

Robert E. Patterson	57,438,020	1,959,088

George Putnam, III	57,509,731	1,884,911

Robert L. Reynolds	57,475,643	1,930,002

W. Thomas Stephens	57,443,229	1,954,913

* Myra Drucker retired from the Board of Trustees of the Putnam funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Asset Allocation Funds — portfolios	RetirementReady 2015 Fund
with allocations to stocks, bonds, and
money market instruments that are adjusted	Putnam Retirement Income Lifestyle
dynamically within specified ranges as	Funds — portfolios with managed
market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank and Trust	Steven D. Krichmar	Treasurer and Assistant Clerk
Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN713
270357 11/11

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager.  As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients.  The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC.  For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated  in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.  In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.  In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics.  In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$92,504	$--	$6,100	$-
September 30, 2010	$84,585	$--	$5,800	$-

For the fiscal years ended September 30, 2011 and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,100  and $5,800  respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services.  Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee.  The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management  and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law.  Any such requests by Putnam Management or certain of its affiliates are  typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit- Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ -	$ -	$ -	$ -

September 30, 2010	$ -	$ -	$ -	$ -

Item 5.  Audit Committee of Listed Registrants

(a)  The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b)  Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues.  The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines.  The guidelines are not exhaustive and do not address all potential voting issues.  Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines.  For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines.  In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.”  The Proxy

Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted.  When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors.  Part II deals with proposals submitted by shareholders.  Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies.  It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so.  In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I.          Board-Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines.  Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

>      The funds will withhold votes from the entire board of directors if

•        the board does not have a majority of independent directors,

•        the board has not established independent nominating, audit, and compensation committees,

•        the board has more than 19  members or fewer than five  members, absent special circumstances,

•        the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•        the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

>      The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

>      The funds will withhold votes from any nominee for director:

•        who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•        who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•        of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•        who serves on more than five  unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence:  Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee.  The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size:  The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively.  Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance.  Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment:  Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings.  Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.  The funds’ Trustees are concerned about over-committed directors.  In some cases, directors may serve on too many boards to make a meaningful contribution.  This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.  The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships:  The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices:  Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management.  Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value.  The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.  Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

>      The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

>      The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary:  Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term.  The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting.  The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance.  The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

>      Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual  dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

>      The funds will vote against stock option and restricted stock plans that will result in an average annual  dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

>      The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

>      The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

>      The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

>      Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features:  (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

>      The funds will vote for proposals to approve a company’s executive compensation program (i.e.,  “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

>      The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•        the award pool or amount per employee under the plan is unlimited, or

•        the plan’s performance criteria is undisclosed, or

•        the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary:  Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term.  Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation.  Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management.  However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies.  (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.)  In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split.  The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company.  As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

>      The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

>      The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

>      The funds will vote for proposals authorizing share repurchase programs.

Commentary:  A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes.  For the most part, these decisions are best left to the board of directors and senior management.  The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock.  Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent.  Voting on such proposals involves considerations unique to each transaction.  As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

>      The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary:  A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company.  While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.  These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights.  Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.  As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

>      The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

>      The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary:  The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances.  For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses.  Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting.  For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company.  The funds will vote for board-approved proposals approving such matters, except as follows:

>      The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

>      The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

>      The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

>      The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary:  Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value.  As a result, the funds do not view these items as routine business matters.  Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration.  Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit.  These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies.  The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis.  In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II.         Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations.  The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

>      The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

>      The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

>      The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

>      The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

>      The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

>      The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•        the company undergoes a change in control, and

•        the change in control results in the termination of employment for the person receiving the severance payment.

>      The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•        the company undergoes a change in control, and

•        the change in control results in the termination of employment for the person receiving the severance payment.

>      The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

>      The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

>      The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

>      The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

>      The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

>      The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

>      The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary:  In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals.  Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise.  As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior.  Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines.  Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.  The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company.  The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests.  The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans.  The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company.  The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances.  In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result.  Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments.  The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment.  However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax.  Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax.  The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments.  Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments.  The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests.  However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met.  A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation.  In these circumstances, it may be appropriate for the company to recoup this performance compensation.  The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.  The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices.  The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company.  As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens.  The funds will generally support shareholder proposals calling for reasonable disclosure.

III.        Voting Shares of NON-U.S. Issuers

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date.  This practice is known as “share blocking.”  In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting.  This practice is known as “share re-registration.”  As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-

registered back in the name of the local custodian or nominee following the meeting.  In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws.  As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.  However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

>                  For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

>                  The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary:  German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board.  The supervisory board appoints the members of the managerial board.  Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members.  This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members.  In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees.  However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

>                  For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•        the board does not have a majority of outside directors,

•        the board has not established nominating and compensation committees composed of a majority of outside directors, or

•        the board has not established an audit committee composed of a majority of independent directors.

>                  The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure:  Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees).  The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director:  Corporate governance principles in Japan focus on the distinction between outside directors and independent directors.  Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates.  An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).  The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

>                  The funds will withhold votes from the entire board of directors if

•        the board does not have a majority of outside directors,

•        the board has not established a nominating committee composed of at least a majority of outside directors, or

•        the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder.  In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

>                  The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary:  In Russia, director elections are typically handled through a cumulative voting process.  Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way.  In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee.  Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets.  Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees.  The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

>                  The funds will withhold votes from the entire board of directors if

•        the board does not have at least a majority of independent non-executive directors,

•        the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•        the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

>                  The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

>                  The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines:  Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies.  As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence:  For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.  Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman.  Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman:  may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies:  A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest:  The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company.  This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization.  Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

>                  The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary:  Companies in many jurisdictions operate under the oversight of supervisory boards.  In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

>                  The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary:  Contested elections in Italy may involve a variety of competing slates of nominees.  In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

>                  The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

>                  The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

>                  The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

>                  The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

>                  The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

>                  The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

>                  The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary:  Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted.  Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

>                  The funds will vote for proposals

•        to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•        to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

>                  The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

>                  The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

>                  The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary:  In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

>                  The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

>                  The funds will vote for proposals permitting companies to issue regulatory reports in English.

>                  The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary:  Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met.  The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

            Germany

>                  The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda.  Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions.  Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting

agenda and the meeting date.   This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 4, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees.  The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis.  The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis.  The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service.  The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments.  In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies.  The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion.  To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.  The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.  The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.  The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies.  The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate.  The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances.  When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation.  Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items.  In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review.  After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items.  Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors).  The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies.  The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process.  The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation.  The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  Portfolio Managers.  The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
D. William Kohli	2002	Putnam Management 1994 – Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy ~~,~~and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997 – Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2)  Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end.  Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
D. William Kohli	15*	$9,242,600,000	19**	$4,841,400,000	14***	$11,722,000,000
Michael Salm	29*	$14,101,300,000	25 #	$8,643,000,000	18##	$7,670,500,000
Michael Atkin	6	$5,776,200,000	9	$2,514,000,000	8***	$4,290,600,000
Paul Scanlon	26*	$12,228,900,000	24###	$5,377,400,000	10	$1,950,400,000
Kevin Murphy	24*	$11,466,000,000	20#	$5,603,600,000	11	$6,540,400,000

* 4 accounts, with total assets of $2,637,500,000  pay an advisory fee based on account performance.

** 1 account, with total assets of  $72,400,000 pay an advisory fee based on account performance

*** 1 account, with total assets of  $459,700,000 pay an advisory fee based on account performance.

# 2 accounts, with total assets of  $137,100,000 pay an advisory fee based on account performance

## 3 accounts, with total assets of  $477,300,000 pay an advisory fee based on account performance

### 3 accounts, with total assets of  $242,900,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts.  Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time.  The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms.  As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.  These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price.  For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes.  For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds.  However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients.  These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate.  Putnam Management or an affiliate supplies the funding for these accounts.  Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts.  Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts.  Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts.  Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required.  For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities.  On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.  Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account.  Certain exceptions exist for specialty, regional or sector accounts.  Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest.  Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts.   Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts.  For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund.  Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund.  In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time.  More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales).  There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.  As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4)  Fund ownership.  The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over
	Year	$0
D. William Kohli	2011	*
	2010	*
Michael Atkin	2011	*
	2010	*
Michale V Salm **	2011	*
	2010
Kevin Murphy	2011	*
	2010	*
Paul Scanlon	2011	*
	2010	*

** Became a portfolio member during the 2011 fiscal year.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**
October 1 - October 7, 2010	-	-	-	6,456,512
October 8 - October 31, 2010	-	-	-	6,542,431
November 1 - November 30, 2010	-	-	-	6,542,431
December 1 - December 31, 2010	-	-	-	6,542,431
January 1 - January 31, 2011	-	-	-	6,542,431
February 1 - February 28, 2011	-	-	-	6,542,431
March 1 - March 31, 2011	-	-	-	6,542,431
April 1 - April 30, 2011	-	-	-	6,542,431
May 1 - May 31, 2011	-	-	-	6,542,431
June 1 - June 30, 2011	-	-	-	6,542,431
July 1 - July 31, 2011	-	-	-	6,542,431
August 1 - August 31, 2011	-	-	-	6,542,431
September 1 - September 30, 2011	-	-	-	6,542,431

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10%
of the fund's outstanding common shares over the two-years ending October 5, 2007. The
Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010.
The October 8, 2008 - October 7, 2009 program, which was announced in September
2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The October 8, 2009
- October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund.
The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 6,542,431 shares of the fund.
The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 6,569,062 shares of the fund.

**Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1)  The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar

Steven D. Krichmar

Principal Financial Officer

Date: November 29, 2011